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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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THE MIDDLEBY CORPORATION
(Name of Registrant as Specified In Its Charter)
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1400 Toastmaster Drive
Elgin, Illinois 60120

April 1, 2011

Dear Stockholder:

You are hereby notified that the Annual Meeting of Stockholders (the "Meeting") of The Middleby Corporation (the "Company") will be held at the Company's principal executive offices located at 1400 Toastmaster Drive, Elgin, Illinois 60120 at 10:30 a.m., local time, on Wednesday May 11, 2011, for the following purposes:

(1)
To elect seven directors to hold office until the 2012 Annual Meeting.

(2)
To approve the adoption of the Company's 2011 Long-Term Incentive Plan.

(3)
To approve the adoption of the Company's Value Creation Incentive Plan.

(4)
To hold an advisory vote on executive compensation.

(5)
To hold an advisory vote on the frequency of holding an advisory vote on executive compensation.

(6)
To consider and act on a proposal to ratify the selection of Deloitte & Touche LLP as independent public accountants of the Company for the current fiscal year ending December 31, 2011.

(7)
To transact such other business as may properly come before the Meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on March 18, 2011 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting.

The Securities and Exchange Commission has adopted rules for the electronic distribution of proxy materials. We have elected to provide access to our proxy materials and 2010 Annual Report on the Internet instead of sending a full set of printed proxy materials. We believe that this process will provide you with prompt access to our proxy materials, lower our costs of printing and delivering proxy materials, and minimize the environmental impact of printing paper copies. You should have already received the Notice of Internet Availability of Proxy Materials with instructions on how to access the proxy materials and vote. If you would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials set forth on the Notice of Internet Availability of Proxy Materials.

You are invited to attend the Meeting in person. If you attend the Meeting in person, you may vote your shares by bringing valid photo identification and delivering your completed proxy card or ballot at the Meeting. Please note that if you hold your shares through a bank, broker or other nominee, you must also bring a form of legal proxy, which you must request from such nominee, in order to vote at the Meeting.

Your vote is important to us.    Whether or not you plan to attend the Meeting in person, we urge you to return your proxy promptly in accordance with the following instructions. If you own shares in your own name, you may vote in one of the following ways: (i) visit the website shown on your Notice of Internet Availability of Proxy Materials or proxy card to vote electronically via the Internet, (ii) by telephone, pursuant to the instructions on the proxy card or (iii) if you requested printed proxy materials, by signing and returning the proxy card using the postage-paid envelope provided.

Shares cannot be voted by marking, writing on and/or returning the Notice of Internet Availability of Proxy Materials. Any Notices of Internet Availability of Proxy Materials that are returned will not be counted. If you own shares through a bank, broker or other nominee, please execute your vote by following the instructions provided by such nominee.

By Order of the Board of Directors
MARTIN M. LINDSAY Treasurer

1400 Toastmaster Drive
Elgin, Illinois 60120

2011 ANNUAL MEETING OF STOCKHOLDERS

May 11, 2011
PROXY STATEMENT

GENERAL

This Proxy Statement and the accompanying proxy are furnished to stockholders of The Middleby Corporation (the "Company") in connection with the solicitation of proxies by the Company's Board of Directors (the "Board") for use at the 2011 Annual Meeting of Stockholders (the "Meeting") to be held at the Company's principal executive offices located at 1400 Toastmaster Drive, Elgin, Illinois 60120, at 10:30 a.m., local time, on Wednesday, May 11, 2011, for the purposes set forth in the accompanying Notice of Meeting. The Notice of Internet Availability of Proxy Materials, the Proxy Statement and related materials included herewith, and the Company's Annual Report to Stockholders for the fiscal year ended January 1, 2011 are being distributed or made available to stockholders on or about April 1, 2011.

Stockholders of record at the close of business on March 18, 2011 (the "Record Date") are entitled to notice of and to vote at the Meeting. On such date there were 18,460,301 outstanding shares of common stock, par value $0.01 per share, of the Company ("Common Stock"). In deciding all questions, each holder of Common Stock will be entitled to one vote, in person or by proxy, for each share held on the Record Date.

Stockholders who are entitled to vote at the Meeting may vote by proxy pursuant to the following methods: (i) stockholders who own shares in their own name may vote in person at the Meeting by bringing valid photo identification and delivering their proxy card or ballot at the Meeting, or by mail, telephone, pursuant to the instructions on the proxy card or electronically via the Internet, pursuant to the instructions on the Notice of Internet Availability of Proxy Materials or (ii) stockholders who own shares through a bank, broker or other nominee should follow the instructions provided by such nominee.

The election inspectors appointed for the Meeting will determine the presence of a quorum and tabulate the votes cast by proxy or in person at the Meeting. The presence, in person or represented by proxy, of the holders of a majority of the shares of Common Stock outstanding and entitled to vote at the Meeting is necessary to constitute a quorum. A quorum is necessary for the transaction of business at the Meeting. Abstentions and broker non-votes will be included in determining the presence or absence of a quorum. Generally, broker non-votes occur on a proposal when a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter or when a broker has such discretionary authority but does not exercise such discretion.

The seven nominees for election to the Board who receive the greatest number of votes cast for the election of directors by the shares present, in person or represented by proxy, will be elected to the Board. For the election of directors, abstentions and broker non-votes will have the effect of neither a vote FOR nor a vote AGAINST the nominee and thus will have no effect on the outcome of the vote.

With respect to the non-binding advisory vote on the frequency of holding future advisory votes on executive compensation, the stockholder may vote "1 year," "2 years," "3 years" or "abstain." Abstentions and broker non-votes will have no effect on the outcome of the non-binding advisory vote. The number of years for the frequency of future advisory votes on executive compensation that receives the highest number of votes will be the non-binding advisory frequency that stockholders approve.

Approval of the proposal to ratify the Company's appointment of independent public accountants requires the vote of a majority of the votes cast at the Meeting by holders of shares present in person or represented by proxy and entitled to vote at the Meeting. Approval of the non-binding advisory vote on executive compensation, the Company's 2011 Long-Term Incentive Plan and the Company's Value Creation Incentive Plan require the vote of a majority of the votes cast at the Meeting by holders of shares present in person or represented by proxy and entitled to vote at the Meeting. For purposes of these proposals, abstentions will be treated as a vote AGAINST approval and broker non-votes will not be counted as a vote cast either FOR or AGAINST approval of such proposal, and therefore will not have an effect on the outcome of the vote.

Properly executed proxies will be voted in the manner directed by the stockholders. If no direction is made, such proxies will be voted as follows:

  •
  "Proposal No. 1—Election of Directors"; FOR the election of each of the named nominees as a director of the Company;

  •
  "Proposal No. 2—Approval of Adoption of the 2011 Long-Term Incentive Plan"; FOR the approval of the adoption of the Company's 2011 Long-Term Incentive Plan;

  •
  "Proposal No. 3—Approval of Adoption of the Value Creation Incentive Plan"; FOR the approval of the adoption of the Company's Value Creation Incentive Plan;

  •
  "Proposal No. 4—Advisory Vote on Executive Compensation"; FOR the approval, by an advisory vote, of the 2010 compensation of the Company's named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission ("SEC");

  •
  "Proposal No. 5—Advisory Vote on Frequency of Holding an Advisory Vote on Executive Compensation": FOR the selection, by an advisory vote, of holding an advisory vote on executive compensation every three years; and

  •
  "Proposal No. 6—Ratification of Selection of Independent Public Accountants"; FOR the ratification of the selection of Deloitte & Touche LLP as the Company's independent public accountants for the current fiscal year ending December 31, 2011.

Any proxy may be revoked by the stockholder at any time prior to the voting thereof by notice in writing to the Secretary of the Company, either prior to the Meeting (at the above Elgin address) or at the Meeting if the stockholder attends in person or a later dated proxy will revoke a prior dated proxy. As of the date of this Proxy Statement, the Board of Directors knows of no other business which will be presented for consideration at the Meeting. If other proper matters are presented at the Meeting, however, it is the intention of the proxy holders named in the enclosed form of proxy to take such actions as shall be in accordance with their best judgment.

PROPOSAL NO. 1—ELECTION OF DIRECTORS

Seven directors are to be elected by a plurality of the stockholder votes cast at the Meeting to serve until the 2012 Annual Meeting of Stockholders and until their successors shall be duly elected and qualified or until their earlier death, resignation or removal. The following persons have been nominated:

Name	Age	Principal Occupation(s) During Past Five Years and Other Public Directorships	Director of Company or Predecessor Since
Selim A. Bassoul	54	President, Chief Executive Officer and Chairman of the Board of the Company and its principal subsidiary, Middleby Marshall Inc. ("MM") since December 23, 2004. President and Chief Executive Officer of the Company and MM from 2001 to 2004. Chief Operating Officer of the Company and MM from 2000 to 2001. Group President of Middleby Cooking Systems Group from 1999 to 2000. President of Southbend, a Middleby company, from 1996 to 1999.	2001

		Mr. Bassoul's extensive experience at the subsidiary and corporate level of the Company and his day to day leadership as CEO of the Company provide the Board with intimate knowledge and an invaluable perspective regarding the Company's operations, challenges and business strategy.
Robert B. Lamb	69	Clinical Professor of Management at the Leonard N. Stern School of Business at New York University since 1977. Has served as adviser to U.S. and foreign corporations, commercial banks, investment banks and government agencies. Director of Bondholders Communication Corporation. Member of the Board of Editors, The Municipal Finance Journal, since 1985.	2005
		Mr. Lamb's expertise in domestic and international economics provides unique insight into current economic trends and international business opportunities.

Name	Age	Principal Occupation(s) During Past Five Years and Other Public Directorships	Director of Company or Predecessor Since
Ryan Levenson	35	Principal of Privet Fund Management LLC, 2007 to current. Managing Partner of Haynes Manor Capital, LLC, investment group from 2003 to 2007. Vice President of Business Development of MSI, a subsidiary of Lighten Up, LLC, from 2003 to 2006. Investment Analyst for Cramer, Rosenthal, McGlynn, hedge fund, from 2001 to 2003.	2006

		Mr. Levenson's experience in the investment management and investment analysis disciplines provides a unique perspective to the Board regarding business strategy, capital structure and accounting matters.
John R. Miller III	70	Chairman and Chief Executive Officer of E.O.P, Inc., publisher of special market trade magazines since 1968. Director Emeritus of First National Bank of Long Island and its holding company, the First of Long Island Corporation.	1978
		Mr. Miller's marketing background and knowledge of diversity issues is valuable in Board discussions regarding new product introductions, overall marketing strategy and employee matters.
Gordon O'Brien	45	President of Specialty Finance and Operations of American Capital Strategies since 2008. Principal and Managing Director of American Capital Strategies from 1998 to 2008. Vice President of Pennington Partners/PENMAN Partners, a private equity firm, from 1995 to 1998. A Board member of numerous private companies as a representative of American Capital Strategies.	2005

		Mr. O'Brien's extensive experience with capital markets and acquisition strategy as well as his extensive experience as a director on numerous other boards are valuable in Board discussions regarding the Company's capital structure, liquidity needs and acquisition strategy.

Name	Age	Principal Occupation(s) During Past Five Years and Other Public Directorships	Director of Company or Predecessor Since
Philip G. Putnam	70	President Highview Associates, Independent Corporate Advisors since 2009. Managing Director, Fulcrum Securities from 2008 to 2009. Managing Director, Flagstone Capital, LLC, investment bankers, from 2000 to 2007. Executive Vice President, Brean Murray & Co. Inc., investment bankers, from 1996 to 2000.	1978
		Mr. Putnam's extensive history with the Company and his investment banking and investment analysis experience provides the Board with invaluable insight into ongoing financial and accounting matters.
Sabin C. Streeter	69	Adjunct Professor and Executive-in-Residence at Columbia Business School since 1997. Managing Director and Vice President of Donaldson, Lufkin & Jenrette Securities Corp., investment bankers, from 1976 to 1997.	1987

		Mr. Streeter's career as an investment banker and past experience on the Boards of other companies provides the Board with valuable perspective regarding acquisition strategy, financial and accounting issues, as well as employee matters.

Each of the nominees has consented to serve as a director if elected. The Board knows of no reason why any of the foregoing nominees will be unavailable to serve, but, in the event of any such unavailability, the proxies received will be voted for such substitute nominees as the Board may recommend.

Vote Required for Approval; Board Recommendation

Nominees for election to the Board of Directors who receive the greatest number of votes cast for the election of directors by the shares present, in person or represented by proxy, will be elected to the Board of Directors. With regard to the election of directors, votes may be cast FOR or withheld AGAINST each nominee. Votes that are withheld will have no effect on the outcome of the election because directors will be elected by a plurality of the votes cast. Stockholders eligible to vote at the Meeting do not have cumulative voting rights with respect to the election of directors.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" EACH OF THE ABOVE NAMED NOMINEES AS A DIRECTOR OF THE COMPANY.

Committees; Board Meetings

The Board held four in-person meetings and one telephonic meeting during the fiscal year ended January 1, 2011, and each director attended at least 75% of all Board and applicable committee meetings. Although the Company does not have a formal attendance policy, the Company encourages all directors to attend its annual meeting of stockholders. All of the Company's directors attended the 2010 Annual Meeting of Stockholders. Current directors, Messrs. Putnam, Streeter, Miller, O'Brien, Lamb, and Levenson, have been determined by the Board to be "independent directors" as such term is defined under Rule 4200(a)(15) of The NASDAQ Stock Market, Inc. ("NASDAQ"). The Board is comprised of a majority of independent directors. The Company currently has an Audit Committee and a Compensation Committee.

The Company's standing Audit Committee was established in accordance with Section (3)(a)(58)(A) of the Securities Exchange Act of 1934, as amended. During the fiscal year ended January 1, 2011, the Audit Committee was comprised of Messrs. Putnam (Chairman), Streeter, Lamb, and Levenson, and met four times for the purposes of (i) approving the selection of the Company's independent auditors; (ii) reviewing the arrangements for and scope of the audit and pre-approving permitted non-audit services; (iii) reviewing the Company's interim and annual financial statements or other results of the audit; (iv) reviewing the Company's internal accounting procedures and controls and the recommendations of the Company's independent auditors; and (v) reviewing the external audit process. All of the members of the Audit Committee have been determined by the Board to be financially sophisticated as required by NASDAQ Rule 4350(d) and to be "audit committee financial experts" as such term is defined in Item 407(d)(5) of Regulation S-K promulgated by the SEC. All of the members of the Audit Committee have been determined by the Board to meet the additional independence criteria set forth in NASDAQ Rule 4350(d). The Audit Committee has a written charter which was approved by the Board on March 4, 2003 and modified as of February 25, 2004, and is currently available in the "Investor Relations" section of the Company's website, located at www.middleby.com.

During the fiscal year ended January 1, 2011, the Compensation Committee was comprised of Messrs. Miller (Chairman), O'Brien, and Levenson and met three times. Robert L. Yohe served as Chairman of the Compensation Committee until his death in October 2009. Mr. Miller served as interim Chairman after such date until he was formally appointed by the Board as Chairman of the Compensation Committee in March 2010. The function of the Compensation Committee is to make recommendations concerning the compensation of the Chairman of the Board, the President and Chief Executive Officer, and other executive officers of the Company. The Compensation Committee is also responsible for administering and making grants to executive officers under the Company's 2007 Stock Incentive Plan and for administering the Company's 1998 Stock Incentive Plan, Management Incentive Compensation Plan and the Executive Officer Incentive Plan. Effective February 14, 2008, the 1998 Stock Incentive Plan expired and, after that date, could no longer be used for grants of any kind. All of the members of the Compensation Committee have been determined by the Board to be independent as defined under applicable NASDAQ listing standards. The Compensation Committee does not have a written charter.

The Board does not have a standing nominating committee or a nominating committee charter that addresses the director nominations process. In fiscal year 2005, the Board considered a recommendation from management of the Company that the Board establish a nominating committee comprised solely of non-employee directors, adopt a nominating committee charter and establish a formal policy for consideration of director candidates submitted by the Company's stockholders. After reviewing management's recommendation, the Board determined that it was not necessary to have a separate nominating committee or a formal policy for consideration of director candidates submitted by the Company's stockholders at that time. See "Requirements and Procedures for Submission of Stockholder Nominations of Director Candidates and Proposals of Security Holders" for further information regarding the procedures for recommending a director nominee for consideration. The Board believes that it can adequately fulfill the functions of a nominating committee without having to appoint an additional committee to perform that function, based upon the limited size of the Board and the current and anticipated operations and needs of the Company.

A majority of the independent directors discuss and evaluate potential director candidates and recommend potential director candidates to the full Board for selection. The full Board then considers the potential director candidates who have been recommended by a majority of the independent directors. Because the Company's stockholders rarely, if ever, have recommended potential director candidates, the Board does not have a formal policy for consideration of potential director candidates recommended by the Company's stockholders, but the Board will give due consideration to any and all such candidates under the same criteria as internally-generated candidates. In selecting director candidates, the Board considers a variety of factors, including, but not limited to, a candidate's demonstrated good character and integrity, experience at strategy/policy setting levels, high level experience in dealing with business organizations, ability and willingness to devote time to the affairs of the Company, financial, technical or other special skills, diversity of viewpoint, opinion and professional experience, business contacts and ability to work effectively with other Board members.

Board Leadership Structure

The business of the Company is managed under the direction of the Board, in the interest of the stockholders. The Board delegates its authority to management for managing the day to day activities of the Company. The Board requires that management review major actions and initiatives with the Board prior to implementation.

The Company believes the positions of Chairman and Chief Executive Officer ("CEO") should currently be held by the same person. The Company has adopted a counterbalancing governance structure, including:

  •
  a designated lead independent director;

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  a Board entirely composed of independent members, with the exception of Mr. Bassoul, the Company's CEO;

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  committees comprised entirely of independent directors; and

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  established governance and ethics guidelines.

Executive sessions of the independent directors are held in conjunction with regularly scheduled meetings of the Board and as otherwise deemed necessary. Until his death in October 2009, Mr. Yohe served as lead independent director of the Board. Mr. O'Brien was formally designated by the Board as its lead independent director in March 2010.

The lead independent director acts as an intermediary between the Board and senior management. Among other things, the lead independent director is responsible for setting the agenda for Board meetings with Board and management input, facilitating communication among directors and between the Board and the CEO, working with the CEO to provide an appropriate information flow to the Board and serving as chairman of the executive sessions of the independent directors at each formal Board meeting.

Board Compensation Structure

In the 2010 fiscal year, prior to the changes described below, each director of the Company received an annual retainer of $30,000, and each director who was not an officer of the Company received an additional meeting fee of $1,000 for each meeting of the Board or committee thereof that he attended and $500 for each telephonic meeting in which he participated. Each director who served as a committee chair received an additional annual retainer of $5,000, and the lead independent director received an additional annual retainer of $5,000.

In August of 2010, the Compensation Committee of the Board retained Grant Thornton LLP ("Grant Thornton") to conduct a detailed review of competitive practices at the Company in regards to Board and executive compensation. The Compensation Committee considers Grant Thornton to be an independent advisor as a result of the following factors:

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  Grant Thornton reports directly to the Compensation Committee;

  •
  Grant Thornton has provided no services to the Company in the past four years other than the compensation-related services provided to the Compensation Committee. However, Grant Thornton is not prohibited from providing other services to the Company or management. We notify the Compensation Committee of any potential services, including related fees that Grant Thornton might be asked to perform. The Compensation Committee has established a requirement that the Committee Chair pre-approve additional Grant Thornton services if the aggregate fees would exceed $10,000 in any year. During 2010, Grant Thornton performed benefit plan audits for fees of approximately $45,000, which such services were pre-approved by the Compensation Committee;

  •
  We were advised by Grant Thornton that the fees charged to the Company in 2010 as a percent of Grant Thornton's total annual revenue were less than one-half of one percent, which indicates that Grant Thornton does not rely upon the Company for a significant portion of its total business;

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  We were advised by Grant Thornton that Grant Thornton has internal policies and procedures that prevent conflicts of interest;

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  There are no business or personal relationships between Grant Thornton's lead consultant and members of the Compensation Committee; and

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  We were advised by Grant Thornton that Grant Thornton's lead consultant on the Company's account does not own any Common Stock.

In 2010, independent members of the Board voted to change Board compensation starting in January 2011 from a retainer plus meeting fee structure to a straight retainer fee. Starting in January 2011, the nonemployee members of the Board will be paid an annual retainer of $55,000, with the respective Audit and Compensation Committee Chairmen receiving an additional $10,000 annual retainer. No additional meeting fees will be paid. The revised compensation structure is intended to place the Board's total cash compensation at the median of peer group company practices. The Company's peer group of companies is discussed below under the heading "Compensation Discussion and Analysis—Compensation Decision-Making Process" on page 15 of this Proxy Statement.

Prior to the end of the 2010 fiscal year, the Company maintained an unfunded retirement plan for non-employee directors, the Middleby Corporation Board of Directors Pension Plan. The pension plan provided for an annual benefit upon either a change in control or retirement from the Board at age 70, equal to 100% of the director's last annual fee (excluding meeting fees), payable on a quarterly basis for a number of years equal to the director's years of service, up to a maximum of 10 years. In November 2006, the Board approved the termination of the plan with respect to new directors of the Company and participation was frozen. All then current directors with ten or more years of service to the Company remained in the plan and continued to accrue benefits in the plan until they met the plan retirement age of 70. While the pension plan was in place, the retirement obligation was calculated using an interest rate of 6.00% for a director retiring at age 70 and a benefit payout term of ten years.

In December of 2010, the Board voted to terminate the unfunded retirement plan for non-employee directors of the Company and distribute accrued pension benefits on a grossed up basis to the remaining plan participants. Vested participants, Messrs. Miller and Putnam, received a distribution in 2010, which is shown under the heading "Director Compensation for Fiscal Year 2010" on page 35 of this Proxy Statement. Mr. Streeter was vested and received a distribution of his benefit in January 2011 in the amount of $300,000. The termination of this unfunded retirement plan is anticipated to save the Company approximately $750,000 in future pension obligations. The Board also believed it was in the best interests of the Company to terminate the pension plan in connection with the other changes to the Board's compensation package, consistent with best industry practices.

Risk Oversight

The Board has an active role, as a whole and also at the committee level, in overseeing management of the Company's risks. The Board regularly reviews information regarding the Company's credit, liquidity and operations, as well as the risks associated with each. While the Board has general oversight responsibility for risk at the Company, the Board has delegated some of its risk oversight duties to Board committees. The Company's Compensation Committee is responsible for overseeing the management of risks relating to the Company's executive compensation plans and arrangements. The Audit Committee oversees management of financial risks and evaluates the internal control framework of the Company. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board is regularly informed through committee reports about such risks.

It is the role of management to present material risks in a clear and understandable manner as part of its broader responsibility to keep the Board well informed on all matters of significance to the Company. The Company believes that its current leadership structure facilitates this clear delineation of responsibility with respect to its risk management process. The combined role of CEO and Chairman is an effective structure for the Board to understand the risks associated with the Company's strategic plans and objectives. Additionally, maintaining an independent Board with a lead independent director permits open discussion and assessment of the Company's ability to manage these risks.

Stockholder Communications With the Board

The Board has adopted the following procedure for stockholders and other interested parties to communicate with the Board. All such communications should be sent by email to the Chairman of the Board at the address found on the Company's website, www.middleby.com, or by regular mail to the Chairman of the Board at the Company's principal executive offices in Elgin, Illinois. The Chairman will collect and organize all such communications, deleting any sales or other solicitations and any communications which contain offensive material. A summary of the communications received will be periodically provided to the Board, which will determine the disposition of any such communication.

EXECUTIVE OFFICERS

The following is a summary of the professional experience of the executive officers of the Company.

Name	Age	Principal Occupation(s) During Past Five Years
Selim A. Bassoul	54	President, Chief Executive Officer and Chairman of the Board of the Company and its principal subsidiary, Middleby Marshall Inc. ("MM") since December 23, 2004. President and Chief Executive Officer of the Company and MM from 2001 to 2004. Chief Operating Officer of the Company and MM from 2000 to 2001. Group President of Middleby Cooking Systems Group from 1999 to 2000. President of Southbend, a Middleby company, from 1996 to 1999.
Timothy J. FitzGerald	41
		Vice President and Chief Financial Officer of the Company and MM since May 2003. Vice President and Corporate Controller of the Company and MM from February 2000 to May 2003. Corporate Controller of the Company and MM from November 1998 to May 2003.
David Brewer	54
		Chief Operating Officer of the Company since March 2009. President, Pitco Frialator, Inc. from July 2007 to March 2009. President, Lantech North America, from June 2005 to July 2007. Vice President of Global Supply Chain, YUM!, from March 2002 to June 2005.
Martin M. Lindsay	46	Corporate Treasurer and Assistant Secretary of the Company and MM since February 2002. Assistant Treasurer of the Company and MM from March 1999 to February 2002.

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis

The following Compensation Discussion and Analysis ("CD&A") describes the material elements of compensation for the Company's executive officers identified in the Summary Compensation Table as the "Named Executive Officers." The CD&A also provides analysis with respect to the compensation disclosed in the tables that follow.

The Compensation Committee of the Board (the "Committee") during the course of 2010 was composed of the following outside directors, each of whom is "independent" in accordance with the governance rules of the NASDAQ Stock Market: John R. Miller III, Chairman, Ryan Levenson and Gordon O'Brien. As previously noted, Robert L. Yohe served as Chairman until his death in October 2009. Mr. Miller served as interim Chairman after such date until he was formally appointed by the Board as Chairman of the Committee in March 2010. The Committee is appointed by, and responsible to, the Board for making recommendations to the Board and approving, where appropriate, all matters related to executive and non-employee director compensation.

Executive Summary

Highlights

We seek to closely align the interests of our Named Executive Officers with the interests of our stockholders. As described in this CD&A, our compensation program is designed to reward our Named Executive Officers for the achievement of short-term and long-term financial goals and the achievement of increased earnings per share and earnings before interest, taxes, depreciation and amortization ("EBITDA"), while at the same time avoiding encouraging unnecessary or excessive risk-taking. Our Named Executive Officers' total direct compensation is comprised of a mix of base salary, performance-based cash bonus and long-term incentive awards in the form of performance-vesting restricted stock.

As discussed in more detail below, the compensation mix for our Named Executive Officers reflects our pay for performance philosophy as evidenced by the following:

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  Long-term incentive awards in recent years have been made solely in the form of performance stock, and

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  Fixed compensation (base salary) is a small portion of total direct compensation paid to the Named Executive Officers while variable pay (compensation that is "at risk" based on performance) comprises the bulk of total direct compensation paid to the Named Executive Officers.

The Committee is also mindful that the current executive team led by Mr. Bassoul, our CEO, has contributed significantly to the performance of the Company, outperforming its peers in many respects. For example, our 2010 financial performance on Return on Equity ("ROE") and Total Shareholder Return ("TSR") was above the peer group median. The peer group for this purpose is discussed below on page 16. On a three-year basis (FYE 2007—FYE 2010, representing the economic downturn) the Company's performance on average ROE surpassed the peer group median, and TSR approximated the peer group median. This illustrates the strong performance of the executive team in the face of adverse macro-economic conditions. On a five-year basis (FYE 2005—FYE 2010), the Company's average ROE was the highest in its peer group, and TSR ranked in the 92nd percentile of its peers.

Note: TSR reflects annual rates of return reflecting price appreciation plus reinvestment of dividends (calculated monthly) and the compounding effect of dividends paid on reinvested dividends.

In light of the importance of tying compensation to performance, the Committee is working with management and the independent compensation consultant retained by the Committee, Grant Thornton, to develop operational and performance-based metrics for setting the overall size of cash incentive bonuses and equity incentives for the Named Executive Officers. Our compensation program in 2010 and our anticipated changes in 2011 build upon the Company's compensation governance framework and our overall pay-for-performance philosophy, which are demonstrated by:

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  Long-term incentive awards made in 2011 that vest only after a three year performance period based on growth in two performance goals (as opposed to a single goal) intended to drive increased market capitalization and thus value for our stockholders. We note that no equity grants were made in 2010 while we reacted to changing business conditions.

  •
  The Committee's engagement of Grant Thornton, an independent compensation consultant that does not provide any compensation related services to management and that had no prior compensation related relationship with management prior to the engagement. Grant Thornton also provided benefit plan audit services in 2010, and earned fees of approximately $45,000.

  •
  The introduction of a compensation peer group of companies by Grant Thornton which will serve as a reference point in upcoming years.

Compensation Programs Objectives and Philosophy

The Committee's compensation philosophy is to engage and promote competitive spirit amongst its employees at all levels to facilitate delivery of the best possible products to the market capable of maximizing market share within each product niche, thus ensuring the highest potential stock share price on the market for the Company's shareholders.

The Company's compensation and benefits programs are influenced by the Company's business culture and are designed to maximize strategic Company goals. The Company's compensation program objectives are as follows:

  •
  Attract and Retain Executive Talent—The Committee intends to provide compensation packages that will attract and retain qualified executive talent and deliver increasing rewards for extraordinary performance.

  •
  Link Executive Compensation with Operating Performance—The Committee structures a portion of the compensation for Named Executive Officers and senior management to vary with the Company's financial and operating performance. This requires that a significant portion of an executive's annual compensation is "at-risk" and linked to the achievement of both corporate and individual goals, in order to drive and increase stockholder value.

  •
  Link Executive Long-Term Incentive Compensation with Stockholder Interests—The Committee believes that granting long term equity based awards using stock options, restricted stock, stock appreciation rights, or performance stock, aligns the interests of Named Executive Officers with those of stockholders through stock ownership and furthers the Company's goal of executive retention by using time-based vesting of equity awards in certain cases. Long-term incentive compensation granted to our Named Executive Officers in recent years has been solely in the form of performance stock. No long-term incentive awards were made in the 2010 fiscal year.

  •
  Performance-Based Compensation to Comply with Section 162(m) of the Code—Performance-based compensation provided to the Named Executive Officers subject to Section 162(m) of the Internal Revenue Code (the "Code") should comply with the requirements that qualify the compensation as tax deductible to the Company, unless the Company determines under particular circumstances that it is in the Company's best interest to provide compensation that is not tax deductible.

Because of its desire to reinforce a performance-based culture, the Company emphasizes a pay mix that is comprised primarily of variable pay. As such, base salary makes up the smallest portion of total direct compensation for the CEO and Chief Financial Officer ("CFO"), with variable pay in terms of annual and long-term incentives accounting for the remaining portion. The mix varies by position, taking into account each position's ability to influence results, as well as competitive practice.

The following charts illustrate the allocation between fixed and variable components of total direct compensation for 2010, and planned for 2011. In the below illustration, "2010 Actual" fixed compensation is comprised of base salary, while variable or "at-risk" pay is comprised of the amounts earned under the EOIP and MICP. "2011 Maximum" fixed compensation is comprised of base salary, while variable or "at-risk" pay is comprised of the maximum annual bonus opportunity under the Company's annual performance based incentive plan ("AI") and the maximum number of performance shares that could be earned under the 2011 performance stock grants made to the Named Executive Officers based on the closing stock price as of December 31, 2010 ("LTI").

We encourage you to read this CD&A for a detailed discussion and analysis of our executive compensation program, including information about the 2010 compensation of the Named Executive Officers described in the tables that follow.

Discussion and Analysis

Middleby Business Environment

The Company is a global leader in the foodservice equipment industry. The Company develops, manufactures, markets and services a broad line of equipment used for commercial food cooking, preparation and processing. The Company's leading equipment brands serving the commercial foodservice industry include Anets®, Blodgett®, Blodgett Combi®, Bloomfield®, Carter Hoffmann®, Cooktek®, CTX®, Doyon®, frifri®, Giga®, Holman®, Houno®, Jade®, Lang®, MagiKitch'n®, Middleby Marshall®, Nu-Vu®, PerfectFry, Pitco Frialator®, Southbend®, Star®, Toastmaster®, Turbochef® and Wells®. The Company's leading brands serving the food processing industry include, Alkar®, Cozzini, MP Equipment® and RapidPak®. The Company was recognized by Forbes as one of the Best Small Companies of 2008, 2009, and 2010.

Compensation Committee Structure

The Committee is currently comprised of three directors, named above, and at all times will consist of two or more persons, each of whom shall be an "outside director" within the meaning of Section 162(m) of the Code. The Committee includes a chairperson, makes rules and regulations for the conduct of its business as it deems advisable and keeps minutes of Committee meetings. All determinations of the Committee are made by a majority of its members either present in person or participating by conference telephone at a meeting or by written consent. The Committee may delegate to one or more of its members or to one or more agents such duties as it may deem advisable, and the Committee or any person to whom it has delegated duties may employ the services of one or more individuals to render advice with respect to any responsibility of the Committee.

For additional information on the members, structure, scope of authority and operation of the Committee, see "Committees; Board Meetings" and "Proposal 1—Election of Directors."

The Committee makes all decisions over total direct compensation for Named Executive Officers and other members of senior management, which involves decisions regarding base salary, annual cash-based incentive plan bonuses and long term equity incentive plan awards. The Committee's recommendations for compensation arrangements of Mr. Bassoul, our Chairman of the Board, CEO and President, are presented to the full Board for approval.

Compensation Decision-Making Process

The CEO annually reviews the operating performance of each executive officer. Elements of executive reviews include an analysis of actual operating performance versus pre-determined operating performance targets, measures taken to improve efficiency of operations within the executive's area of responsibility and assessment of the executive's commitment to the Company's core operating principles. Based on the CEO review, the CEO develops a recommendation to the Committee for each executive's annual base salary, annual performance incentive plan structure and the basis for long term equity-based grants. The Committee uses the same methodology to establish the annual base salary and performance-based bonus structure of the CEO.

With respect to annual cash bonus awards, the Committee determines the minimum amount of operating performance that must be achieved each year in order for an annual performance bonus to be paid. Target levels are set to be in line with the Company's annual budget and are presented by the CEO to the Board for review and approval. The total direct compensation of Named Executive Officers and senior management of the Company are set at levels intended to be competitive with amounts paid to executive officers and senior managers with comparable qualifications, experience, and responsibilities at other businesses of similar type or market capitalization, based on the experience of the committee members, with an emphasis on pay for performance. In setting compensation levels for the 2010 fiscal year, the Committee did not utilize specific compensation data, surveys or indices as a basis for either the total direct compensation or a material portion of compensation paid to the Named Executive Officers.

In 2010, Grant Thornton was retained as a compensation consultant to assist the Committee in evaluating and updating its compensation practices. Grant Thornton developed a peer group of 15 companies in comparable industries with median revenues approximating those of the Company for purposes of serving as a reference point for compensation levels. It provides the Committee with a general understanding of current compensation practices rather than a formula for establishing specific pay levels, and is not intended to supplant Committee judgment. Consistent with past years, the Company does not engage in formal benchmarking in setting executive compensation.

The peer group companies are shown in the table below.

($ thousands)

Company	FYE 2010 Revenues	Company	FYE 2010 Revenues
Baldor Electric Co.[1]	N/A	IDEX Corp.	$1,513
Barnes Group Inc.	$1,133	John Bean Technologies	$880
Chart Industries Inc.	$555	Kaydon Corp.	$464
Circor International Inc.	$686	Manitowoc Co. Inc.	$3,142
Clarcor Inc.	$1,011	Papa John's Int'l Inc.	$1,126
Colfax Corp.	$542	Robbins & Myers Inc.	$585
Dover Corp.	$7,133	Standex International Corp.	$578
Graco Inc.	$744
Middleby Corp.	$719	Peer Group Median	$812

[1]
Baldor Electric Company was acquired by ABB Ltd. on November 29, 2010; Baldor was included in the peer group for 2010 as compensation data was available at the time but will be removed from the peer group going forward.

The Elements of the Company's Compensation Program

The Company's compensation program is generally divided into three elements: (1) base salary, (2) annual performance incentive programs and (3) long term equity-based incentive programs. We use the mix of these elements to emphasize pay for performance. Using the elements of total direct compensation, we also recognize the different value brought by individual jobs within the Company. As a general rule, our CEO and CFO have the most responsibility for the operation and performance of the business and, accordingly, such individuals receive the most potential upside in their compensation, but also the most compensation subject to risk, depending on financial performance.

Base Salary

Base salary levels and any annual salary increases are budgeted based on the current business environment and the individual's level of responsibility and merit within the Company. The table below sets forth the base salary levels and associated changes for Named Executive Officers for the 2010 fiscal year. The Committee determined that no change was necessary for the 2010 fiscal year.

Named Executive Officer	2009 Base Salary	2010 Base Salary	% Change
Selim A. Bassoul	$1,000,000	$1,000,000	—%
Timothy J. FitzGerald	$400,000	$400,000	—%
David Brewer	$400,000	$400,000	—%
Martin M. Lindsay	$140,000	$140,000	—%

Annual Performance-Based Incentive Programs

Prior to the 2011 fiscal year and during 2010, the Company maintained two annual performance based incentive programs, the Management Incentive Compensation Plan ("MICP") and the Executive Officer Incentive Plan ("EOIP"). Each of these plans are intended to provide an incentive for superior performance and to motivate eligible employees toward the highest level of achievement and business results, to tie their goals and interests to those of the Company and its stockholders, and to enable the Company to attract and retain highly qualified executive officers.

Each of the Named Executive Officers is eligible to participate in the MICP if selected by the Committee for participation. During 2010, Messrs. Bassoul and FitzGerald were selected to participate in the MICP (the "MICP Participants").

Payment of MICP bonuses are made subject to the attainment of the pre-established written performance goals approved by the Committee prior to the 90th day following the beginning of the Company's fiscal year. For 2010 as in past years, the performance goals were based upon attaining certain levels of EBITDA for the fiscal year. The Named Executive Officers had the opportunity to earn bonuses under the MICP based on the following:

  •
  A minimum EBITDA goal that must be achieved prior to the payment of the MICP Participant's target MICP bonus. The MICP will not pay bonuses to MICP Participants if actual EBITDA performance is below the minimum EBITDA goal.

  •
  Tiered performance goals above the minimum EBITDA goal, which if met lead to an incrementally higher annual bonus.

  •
  The target EBITDA goal for 2010 was $137,929,000. Under their respective employment agreements, described further below, each of Messrs. Bassoul and FitzGerald are eligible to earn 100% and 80%, respectively, of his base salary upon the achievement of EBITDA goal at target level. Mr. Bassoul is eligible to earn an additional $35,000, and Mr. FitzGerald is eligible to earn an additional $5,800 for each additional $120,000 of EBITDA attained over target.

For 2010 actual EBITDA achieved was $156,523,600, an increase of $18,594,600 over the prior year's results and an achievement level which resulted in maximum awards for maximum performance for Messrs. Bassoul and FitzGerald.

Name	Target Payout	Maximum Payout	Target EBITDA	Maximum EBITDA	Actual EBITDA	EBITDA in Excess of Target	Actual (Capped) Payout (1)
Selim A. Bassoul	$1,000,000	$3,500,000	$137,929,000	$146,500,432	$156,523,600	$18,594,600	$3,500,000
Timothy J. FitzGerald	$400,000	$600,000	$137,929,000	$142,066,936	$156,523,600	$18,594,600	$600,000

(1)
Actual performance resulted in a payout above maximum, thus the amount earned was "capped" at maximum.

The maximum EBITDA goal as determined at the beginning of the performance period represented approximately a 13% increase over the prior year's EBITDA result. The amount of the MICP bonus at each EBITDA performance goal level is consistent with that individual's role and responsibility within the Company. The Grants of Plan-Based Awards Table below shows the amounts which could have been earned by the applicable Named Executive Officers under the MICP at target and maximum performance.

EBITDA is determined by the Committee in accordance with Generally Accepted Accounting Principles, subject to adjustment to reflect the impact of specific extraordinary items not reflected in the MICP Participant goals. Under the MICP, the EBITDA calculation does not include foreign exchange gains/losses and does include all bonuses and incentive compensation payable, including MICP payments, to Company employees for the applicable year.

Payments of MICP bonuses, if any, are made after the completion of the Company's fiscal year end audit and only after the Committee certifies, in writing, that the EBITDA goals with respect to which MICP payments are to be made have been attained. The bonus awarded to each Named Executive Officer in respect of 2010 performance under the MICP is reflected in the "Non-Equity Incentive Plan Compensation" column of the Summary Compensation Table below.

In addition to the MICP, the EOIP provides an essential component of the total direct compensation package offered to certain Named Executive Officers. It reflects the importance placed by the Company on motivating employees to achieve superior results and paying employees based on that kind of achievement.

EOIP awards are granted to those Named Executive Officers and other key employees (the "EOIP Participants") of the Company who are selected to participate by the Committee in its sole discretion. In determining the EOIP Participants to whom EOIP awards are granted, the Company considers key employees who exhibit extraordinary performance in achieving year-to-year financial goals and further exceed the core business objectives of the Company. For 2010, Messrs. Bassoul, FitzGerald and Lindsay participated in the EOIP. The EOIP expired by its terms at the end of 2010.

At the beginning of each performance period the Committee will establish performance goals applicable to the EOIP award. Performance goals may include a threshold level of performance below which an EOIP bonus will not be earned, levels of performance at which a specified EOIP bonus will be earned, and a maximum level of performance beyond which no additional EOIP bonus will be earned. For 2010, the performance goals selected by the Committee related to earnings per share ("EPS"). The EOIP Participant could earn a target bonus amount in the event of a threshold increase in EPS of 10% over the prior year's result. The EPS goals for each of the participating Named Executive Officers ranged from $3.62 to $3.78. Mr. Bassoul's corresponding award opportunities ranged from $2,250,000 to $4,500,000; Mr. FitzGerald's corresponding award opportunities ranged from $750,000 to $1,500,000; and Mr. Lindsay's corresponding award opportunities ranged from $80,000 to $160,000. Actual 2010 EPS was $3.97, which exceeded the maximum goal, resulting in the following awards: $4,500,000 to Mr. Bassoul, $1,500,000 to Mr. FitzGerald and $160,000 to Mr. Lindsay.

The following table shows 2010 actual EPS as compared to the target EPS goal, and the corresponding payout to each executive.

Name	Target Payout	Maximum Payout	2009 Actual EPS	Target EPS Goal	Maximum EPS Goal	2010 Actual EPS	Actual Payout
Selim A. Bassoul	$2,500,000	$4,500,000	$3.29	$3.62	$3.79	$3.97	$4,500,000
Timothy J. FitzGerald	$750,000	$1,500,000	$3.29	$3.62	$3.79	$3.97	$1,500,000
Martin M. Lindsay	$80,000	$160,000	$3.29	$3.62	$3.79	$3.97	$160,000

Payment of an EOIP award is made only if performance goals as specified by the Committee are attained and if the EOIP Participant is employed by the Company on the last day of the applicable performance period. Under the terms of the plan, an EOIP award to an EOIP Participant for a performance period may not exceed $4.5 million. The Committee may, in its sole discretion, decrease the amount payable to an EOIP Participant upon achievement of performance goals, but in no event may the Committee increase the EOIP amount otherwise payable to the EOIP Participant.

The performance goal that was established for Mr. Brewer related to an increase in sales growth for Middleby National Sales in 2010, in the range of 10% at threshold to 20% at maximum. Actual sales grew by 15%, and Mr. Brewer was awarded an incentive bonus of $300,000, equal to 75% of his base salary.

Long Term Equity-Based Incentive Programs

2007 Stock Incentive Plan

The 2007 Stock Incentive Plan (the "2007 Plan") is an equity-based incentive plan that encourages Named Executive Officers, non-executive Board members and senior management of the Company and its subsidiaries to have common stock ownership in the Company and further aligns the interests of Named Executive Officers, Board members and senior management with those of stockholders. The Committee is authorized to make grants of stock options, stock appreciation rights, restricted stock or performance stock under the 2007 Plan.

Generally, the Committee determines the overall size of the long-term incentive award for each Named Executive Officer, including the CEO and CFO, and makes an equity grant at one of its regularly-scheduled quarterly meetings. The CEO will make recommendations to the Committee regarding award levels for executive officers other than the CFO. However, the Committee may also make grants at varying times of the year, generally in connection with new employment arrangements or promotions, or based on the availability of shares under Company's stockholder-approved long-term equity compensation plans. The Committee has made such awards without regard to the release of the Company's financial results for the year or the release of any other material non-public information.

No grants of long term incentive compensation were made by the Committee in fiscal year 2010.

Historical Return to Stockholders and Realized Equity Compensation

The Company has historically granted performance-based equity compensation to its CEO and CFO, consisting of stock options and restricted stock with performance-based vesting features, such as stock price increases or ROE performance. Accordingly, equity awards granted to the CEO and CFO only vest if there is a positive return to stockholders.

The following table is a summary of wealth accumulation for the CEO and CFO (value realized on option exercises plus value realized on restricted stock vesting) and stockholder returns (market capitalization increase and annualized total shareholder return). Over three separate time periods representing 1-year (FYE 2009—FYE 2010), 3-years (FYE 2007—FYE 2010), and 5-years (FYE 2005—FYE 2010), returns have been positive to stockholders. Over the 1 and 5-year periods, returns to stockholders have outpaced the median peer group, also resulting in realized wealth for the CEO and CFO. For the 5-year period, the total wealth accumulation for the CEO and CFO as a percentage of the increase in market capitalization in that same time period equaled 5.6% and 1.0%, respectively.

Stock ownership requirement.

The Company requires Named Executive Officers and senior executives to maintain a minimum percentage of base salary in the form of Common Stock ownership. Unexercised stock options are not considered in calculating the stock ownership requirement. The base salary percentages are set by the Committee annually and are set at levels consistent with the individual's level of responsibility within the Company. If a participant in the Company's annual performance based incentive plans meets or exceeds their stock ownership requirement, then they are eligible to receive 100% of their annual bonus.

If a participant does not meet the applicable stock ownership requirement, then a maximum of one-third of his or her annual bonus will be used to purchase common stock on the participant's behalf. This policy will continue under all annual performance based incentive plans maintained by the Company.

Stock ownership requirements of the Named Executive Officers as of January 1, 2011 are as follows:

Named Executive Officer	Stock Ownership Requirement (multiple of base salary)	Stock Ownership Requirement (shares)	Actual Stock Ownership (shares)
Selim A. Bassoul	3 × base salary	61,200	826,101	(1)
Timothy J. FitzGerald	2 × base salary	16,320	223,761	(2)
David Brewer	2 × base salary	16,320	17,191
Martin M. Lindsay	2 × base salary	5,712	23,394	(3)

Footnotes:

(1)
Does not include 591,092 vested unexercised options.

(2)
Does not include 29,492 vested unexercised options.

(3)
Does not include 15,600 vested unexercised options.

No Backdating.    The Company does not backdate options or grant options retroactively. All grants to any Company employee are approved by the Committee and are presented to the full Board for final approval. The exercise price of an option is set at the fair market value of the underlying Common Stock, which is equal to the closing market price of such stock on the date of grant and this method has been consistently applied.

Pension Plans and Post-Employment Benefits

Pursuant to his employment agreement, the CEO is entitled to a nonqualified defined benefit pension benefit as follows: Upon the CEO's retirement on or after the date on which he attains the age of 55 (the "Age 55 Retirement Benefit"), but in no event prior thereto, he shall be fully vested in a monthly retirement benefit equal to one-twelfth of 50% of his then current base salary, payable for the remainder of his life. If the CEO retires after the date on which he attains the age of 60 (the "Age 60 Retirement Benefit"), he shall be fully vested in a monthly retirement benefit equal to one-twelfth of 62.5% of his then current base salary, in lieu of the Age 55 Retirement Benefit, payable for the remainder of his life. If the CEO retires after the date on which he attains the age of 65, he shall be fully vested in a monthly retirement benefit equal to one-twelfth of 75% of his then current base salary, in lieu of the Age 55 Retirement Benefit and the Age 60 Retirement Benefit, payable for the remainder of his life. The estimated monthly retirement benefit payable to the CEO based on his compensation level as of January 1, 2011 would be $41,667 at the retirement age of 55, $52,083 at the retirement age of 60, and $62,500 at the retirement age of 65. The CEO and his dependents are generally entitled to continue to participate in all health and medical plans and programs which the Company maintains for its senior executives and their dependents for life, subject to any Medicare coverage being the primary coverage.

Perquisites

The Named Executive Officers and senior executives of the Company are offered limited perquisites. In general, executives in sales oriented positions are offered an automobile expense reimbursement that varies by individual, but in no event exceeds ten thousand dollars per fiscal year. The CEO is provided the use of a Company automobile, with the associated income taxes added to annual income, and is reimbursed for the cost of annual income tax planning services.

Employment Agreements

To attract and retain highly skilled executives and to provide for certainty regarding rights and obligations, the Company has historically provided employment agreements to certain of its executive officers. The Committee believes that its employment agreements are crucial to the success of the Company in retaining the services of Mr. Bassoul, our Chairman, CEO and President, and Mr. FitzGerald, our CFO. The Company's employment agreement with Mr. Bassoul provides for an employment term through March 1, 2012.

As previously disclosed, on March 1, 2010, the Company entered into an amended and restated employment agreement with Mr. FitzGerald, who has served as our CFO since May 2003. The employment agreement provides for a three year term and supersedes our prior agreement with Mr. FitzGerald, which was scheduled to expire on March 1, 2010. The Committee determined that it was in the best interests of the Company to retain Mr. FitzGerald's services through at least March of 2013, based on his exemplary performance during his tenure with the Company. In the past five years, Mr. FitzGerald has been instrumental in the Company's acquisition of 15 new businesses. In addition, Mr. FitzGerald effectively functions as our head of business development in addition to his role as CFO. The Committee determined that given Mr. FitzGerald's role and responsibility with the Company, it was appropriate to provide him with a severance multiple that is the same as that provided to Mr. Bassoul.

The terms of the employment agreements are described in more detail below under the heading "Employment Agreements with Named Executive Officers." Additional information regarding the severance and change in control benefits provided under the employment agreements is described below under the heading "Potential Payments Upon Termination or Change in Control."

2011 Compensation Decisions

The Company and the Committee have made certain material compensation decisions in 2011 in order to further the compensation philosophy and objectives of the Company described on page 12.

Value Creation Incentive Plan

In 2011 the Board adopted a new cash-based incentive compensation plan, subject to stockholder approval, designed to allow performance-based compensation to qualify as such under Section 162(m) of the Code. The adoption of the Value Creation Incentive Plan ("VCIP") was determined to be in the best interests of the Company and its stockholders because (i) it will enable the Company to continue to take advantage of tax deductions for compensation paid, (ii) it will replace the MICP, as well as the EOIP discussed above, (iii) it enable the Committee to establish stringent performance conditions for payment with respect to multiple goals and (iv) similarly, it will provide the Committee with the flexibility to address changing business needs. For more information regarding the VCIP, see Proposal No. 3 beginning on page 49 of this Proxy Statement.

2011 Long-Term Incentive Plan and Performance Stock Awards

In 2011, the Board adopted the 2011 Long-Term Incentive Plan ("LTIP"), an equity-based incentive plan, subject to stockholder approval, which, if approved by stockholders pursuant to Proposal No. 2 below, will replace and supersede the 2007 Plan discussed above. The material terms of the LTIP are summarized under the heading "Proposal No. 2—Adoption of 2011 Long-Term Incentive Plan."

In November of 2010, Grant Thornton provided several equity incentive design alternatives for consideration by the Committee. After consideration of the advantages and disadvantages of each design alternative, the Committee elected to develop a performance-based equity award to be made to the Named Executive Officers in 2011 that reflects competitive practices in terms of a multi-year performance period and stretch goals and reinforces the Company's pay-for-performance philosophy. Accordingly, the 2011 performance stock awards are designed to vest based upon achievement of various levels of year over year growth in EBITDA and year over year growth in EPS goals. The goals were set based on an analysis of historical growth in EPS and EBITDA, as well as an analysis of industry and analyst growth expectations. Depending on the level of achievement reached at the end of the multi-year period, the Named Executive Officers will vest in the corresponding portion of the performance stock in 2014. The number of shares of performance stock granted in excess of the number that vest in 2014 will be forfeited.

The Committee believes that the 2011 performance stock awards will, among other things, fairly compensate the Named Executive Officers in light of the fact that no long-term incentive awards were made to the Named Executive Officers in 2010 despite above-expected results. The Committee approved 2011 performance stock grants in the following amounts: Mr. Bassoul—50,000 shares if threshold performance is reached, 80,000 shares if target performance is reached and 200,000 shares if maximum performance is reached; Mr. FitzGerald—20,000 shares if threshold performance is reached, 32,000 shares if target performance is reached or 80,000 shares if maximum performance is reached, in each case, with respect to both performance measures (EBITDA and EPS).

The following chart represents the percentage of the maximum number of shares that will vest under the 2011 performance stock grant, based on three-year cumulative performance on EPS and EBITDA at the end of the three-year performance period. Performance must meet or exceed the threshold performance level on both EPS and EBITDA in order for shares to be earned; if performance is below threshold on either or both metrics, no shares will be earned.

Note: EPS and EBITDA presented in the following table represent three-year cumulative results. The "yoy%" represents the annual growth in EPS and EBITDA over the 2010 fiscal year end results.

Accounting and Tax Implications of Executive Compensation

Current federal tax law imposes an annual individual limit of $1 million on the deductibility of the Company's compensation payments to the CEO and its three other most highly compensated executive officers other than the CFO. Performance-based compensation that satisfies the conditions of Section 162(m) of the Code is excluded for purposes of this limitation. The 2010 annual incentive awards made to Messrs. Bassoul, FitzGerald and Lindsay under the Company's annual performance based incentive plans were subject to, and made in accordance with, the Committee's pre-established performance goals, as required in order to qualify as "performance-based compensation" under Section 162(m) of the Code. The Committee reserves the right to pay compensation that may be non-deductible to the Company if it determines that it would be in the best interests of the Company.

Stockholder approval of the VCIP, as described in Proposal No. 3, is required by Section 162(m) of the Code in order to continue to allow the Company to grant incentive compensation that is fully tax deductible by the Company.

Risk Assessment Regarding Company Compensation Program

The Committee, together with the Chairman of the Audit Committee and executive management, have considered risks arising from the Company's compensation policies and practices for its employees and have concluded that the compensation policies and practices are not reasonably likely to have a material adverse effect on the Company. In connection with the Company's adoption of performance-based compensation for its employees, an important objective of the Committee was ensuring that none of the targets would pose excessive risks. The Committee discussed the relationship between the Company's compensation and benefits program and its risk profile with input from the Chairman of the Audit Committee and executive management. During its review, the Committee focused upon our short-term incentives, long-term incentives and change-in-control benefits as having the greatest potential to create incentives for individual or collective risk-taking. Following a thorough review of these and other components of the Company's compensation and benefit program, the Committee determined that the program does not create any incentives with respect to individual or collective behavior that are reasonably likely to have a material adverse effect upon either the Company's risk profile or the Company's overall approach to risk management.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

The Compensation Committee, comprised of independent directors, reviewed and discussed the above Compensation Discussion and Analysis with the Company's management. Based on the review and discussions, the Committee recommends to the Company's Board that the CD&A be included in these proxy materials.

The Compensation Committee John R. Miller III, Chairman, Ryan Levenson and Gordon O'Brien

SUMMARY COMPENSATION TABLE FOR FISCAL YEAR 2010

The following table sets forth information concerning the annual and long-term compensation for services to the Company in all capacities received by the following persons who are collectively referred to as the Company's "Named Executive Officers": (i) the Chief Executive Officer of the Company, (ii) the Chief Financial Officer of the Company and (iii) the two other executive officers of the Company (other than the Chief Executive Officer and the Chief Financial Officer) in respect of fiscal years 2010, 2009 and 2008, respectively, to the extent such person was a Named Executive Officer in the applicable fiscal year.

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)		Change in Pension Value and NonQualified Deferred Compensation Earnings ($)(3)	All Other Compensation ($)		Total ($)
Selim A. Bassoul	2010	1,000,000	—	—	—	8,000,000	(2)	1,441,292	49,596	(4)	10,490,888
Chairman of the Board,	2009	1,000,000	—	7,525,902	—	3,500,000		1,299,722	48,322		13,373,946
President and Chief	2008	900,000	200,000	2,578,500	—	8,000,000		1,169,561	53,882		12,901,943
Executive Officer
Timothy J. FitzGerald	2010	400,000	—	—	—	2,100,000	(5)	—	1,795	(6)	2,501,795
Vice President and Chief	2009	400,000	—	3,875,040	—	600,000		—	1,730		4,876,770
Financial Officer	2008	300,000	—	1,719,000	—	1,348,490		—	6,244		3,373,734
David Brewer	2010	400,000	—	—	—	300,000	(7)	—	3,445	(8)	703,445
Chief Operating Officer	2009	400,000	—	382,720	—	—		—	1,194		783,914
	2008	300,000	—	717,660	—	—		—	3,816		1,021,476
Martin M. Lindsay(11)	2010	140,000	—	—	—	160,000	(9)	—	1,537	(10)	301,537
Corporate Treasurer	2009	140,000	—	234,416	—	115,000		—	1,502		490,918

(1)
In accordance with recent changes to the SEC's disclosure rules, the respective amounts reported in the "Option Awards" and "Stock Awards" columns of the table for 2009 and 2008 reflect the fair value on the grant date of the option and stock awards granted to our Named Executive Officers during 2009 and 2008, respectively, determined in accordance with FASB ASC Topic 718. For a discussion of the assumptions used to calculate these amounts, please refer to, as applicable, the "Notes to Consolidated Financial Statements", Note (3)—"Summary of Significant Accounting Policies", Note (p)—"Non-Cash Share-Based Compensation", included in the Company's 2009 Annual Report on Form 10-K as filed with the SEC on March 3, 2010 and Note (4)—"Summary of Significant Accounting Policies", Note (o)—"Share Based Compensation", included in the Company's 2008 Annual Report on Form 10-K as filed with the SEC on March 4, 2009. No "Option Awards" or "Stock Awards" were made to the Named Executive Officers in 2010.

(2)
Mr. Bassoul's 2010 Non-Equity Incentive Plan Compensation consists of $3,500,000 paid under the Management Incentive Compensation Plan and $4,500,000 paid under the Executive Officer Compensation Plan. Details of the incentive plans are outlined in the Compensation Discussion and Analysis, under the heading "Annual Performance-Based Incentive Programs".

(3)
Mr. Bassoul is entitled to a nonqualified defined benefit pension benefit as follows: upon Mr. Bassoul's retirement on or after the date on which he attains the age of 55, but before the date on which he attains the age of 60 (the "Age 55 Retirement Benefit"), he shall be fully vested in a monthly retirement benefit equal to one-twelfth of 50% of his then current base salary, payable for the remainder of his life. If Mr. Bassoul retires on or after the date on which he attains the age of 60, but prior to the date on which he attains the age of 65 (the "Age 60 Retirement Benefit"), he shall be fully vested in a monthly retirement benefit equal to one-twelfth of 62.5% of his then current base salary, in lieu of the Age 55 Retirement Benefit, payable for the remainder of his life. If Mr. Bassoul retires on or after the date on which he attains the age of 65, he shall be fully vested in a monthly retirement benefit equal to one-twelfth of 75% of his then current base salary, in lieu of the Age 55 Retirement Benefit and Age 60 Retirement Benefit, payable for the remainder of his life. The present value of accumulated pension benefits assumes a retirement age of 55, an interest rate of 6.00%, retirement income of $1.65 million, and a length of pension payout of 30 years.

(4)
All Other Compensation amounts in 2010 for Mr. Bassoul include $30,000 in director's fees for services to the Company and its subsidiaries, $16,151 for a Company-provided automobile, a $1,375 Company contribution to a health savings account, and $2,070 of Company paid life insurance premiums. The incremental cost to the Company with respect to the Company-owned automobile provided to Mr. Bassoul is estimated to be less than the $16,151 included in the table, which represents the taxable income imputed to Mr. Bassoul for his personal use of the automobile.

(5)
Mr. FitzGerald's 2010 Non-Equity Incentive Plan Compensation consists of $600,000 paid under the Management Incentive Compensation Plan and $1,500,000 paid under the Executive Officer Compensation Plan. Details of these incentive plans are outlined in the Compensation Discussion and Analysis, under the heading "Annual Performance-Based Incentive Programs."

(6)
All Other Compensation amounts in 2010 for Mr. FitzGerald include a $1,375 Company contribution to a health savings account and $420 in Company paid life insurance premiums.

(7)
Represents the bonus awarded to Mr. Brewer in respect of performance in 2010.

(8)
All Other Compensation amounts in 2010 for Mr. Brewer include a $1,375 Company contribution to a health savings account and $2,070 in Company paid life insurance premiums.

(9)
Mr. Lindsay's 2010 Non-Equity Incentive Plan Compensation consisted of $160,000 that was paid under the Executive Officer Incentive Plan. Details of this incentive plan are outlined in the Compensation Discussion and Analysis, under the heading "Annual Performance-Based Incentive Programs."

(10)
All Other Compensation amounts in 2010 for Mr. Lindsay include a $1,375 Company contribution to a health savings account, and $162 in Company paid life insurance premiums.

(11)
Mr. Lindsay first became a Named Executive Officer for the 2009 fiscal year.

Employment Agreements with Named Executive Officers

Selim A. Bassoul

The Company and MM entered into an employment agreement with Mr. Bassoul on December 23, 2004. The agreement provides, among other things, for Mr. Bassoul to serve as President, Chief Executive Officer and Chairman of the Board of the Company and of MM for a term ending on March 1, 2012. Under the agreement, Mr. Bassoul receives an annual base salary of $1,000,000.

Mr. Bassoul's employment agreement provides that he is eligible to participate in the MICP. Under the terms of such plan, if the Company attains certain pre-established performance goals, Mr. Bassoul will be entitled to receive (i) an annual target bonus equal to 100% of his base salary as in effect at the beginning of the fiscal year to which the award relates and (ii) for each fiscal year, an additional performance bonus determined on a scale based on the amount by which the Company's EBITDA exceeds the pre-established performance goal. The maximum annual bonus that Mr. Bassoul may be eligible to receive in any fiscal year under the MICP is $3,500,000.

Mr. Bassoul's employment agreement also provides for an aggregate grant, in spilt adjusted terms, to Mr. Bassoul of 600,000 shares of restricted stock, pursuant to the terms of the 1998 Stock Incentive Plan. The restricted stock was granted in three separate tranches as follows: (i) 200,000 shares of restricted stock were granted on December 23, 2004, (ii) 200,000 shares of restricted stock were granted on January 5, 2005 and (iii) 200,000 shares of restricted stock were granted on May 12, 2005. All the shares of restricted stock had become fully vested prior to December 31, 2010.

The terms of the employment agreement relating to the termination of Mr. Bassoul's employment are discussed below, under the heading "Potential Payments Upon Termination or Change in Control".

Mr. Bassoul's employment agreement also provides for a Company-provided automobile, which is described in footnote 4 to the "Summary Compensation Table" and a nonqualified retirement benefit, which is described under the heading "Pension Benefits for Fiscal Year 2010".

Timothy J. FitzGerald

The Company and MM entered into an amended and restated employment agreement with Timothy J. FitzGerald, the Company's Vice President and Chief Financial Officer, effective on March 1, 2010, which superseded his employment agreement dated March 1, 2005. Mr. FitzGerald's employment agreement has a three-year term and will continue until March 1, 2013, unless Mr. FitzGerald's employment is earlier terminated under the terms of the employment agreement. Under the employment agreement, Mr. FitzGerald receives an annual base salary of $400,000.

Under the terms of his employment agreement, Mr. FitzGerald is eligible to participate in and earn an annual bonus under the management incentive programs adopted by the Company from time to time, subject to the terms and conditions of such programs, based on Mr. FitzGerald's achievement of performance targets established in the sole discretion of the Company. Pursuant to the terms of his employment agreement, in 2010, Mr. FitzGerald participated in the MICP. Pursuant to pre-established goals set for Mr. Fitzgerald by the Committee, the performance bonus for Mr. FitzGerald will be paid determined on a scale based on the amount by which the Company's EBITDA exceeds the pre-established goal for the applicable fiscal year as discussed in the "Compensation Discussion and Analysis" section of this Proxy Statement.

The terms of the employment agreement relating to the termination of Mr. FitzGerald's employment are discussed below, under the heading "Potential Payments Upon Termination or Change in Control".

Grants of Plan-Based Awards in Fiscal Year 2010

The following table sets forth information concerning cash incentive opportunities and grants of performance restricted stock and options made to Named Executive Officers during the 2010 fiscal year. The grant date set forth below is the date that the Board granted the award.

								All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts under Equity Incentive Plan Awards					Grant Date Fair Value of Stock and Option Awards ($)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Selim A. Bassoul	(2)	1,000,000	1,000,000	3,500,000	—	—	—	—	—	—
	(3)	2,500,000	2,500,000	4,500,000	—	—	—	—	—	—

Timothy J. FitzGerald	(2)	400,000	400,000	600,000	—	—	—	—	—	—
	(3)	750,000	750,000	1,500,000	—	—	—	—	—	—

David Brewer		200,000	200,000	400,000	—	—	—	—	—	—
					—	—	—	—	—	—

Martin Lindsay		80,000	80,000	160,000	—	—	—	—	—	—

(1)
These columns represent the annual cash award opportunities for each Named Executive Officer under the non-equity incentive plans maintained by the Company, including the Management Incentive Compensation Plan and/or the Executive Officer Incentive Plan, as applicable. The actual payouts under the plans for 2010 performance were approved on March 3, 2011, and are reflected in the "Non-Equity Incentive Plan Compensation" column of the "Summary Compensation Table".

(2)
Award granted pursuant to the Management Incentive Compensation Plan.

(3)
Award granted pursuant to the Executive Officer Incentive Plan.

Outstanding Equity Awards at 2010 Fiscal Year End

The following table sets forth certain information concerning outstanding stock options and stock awards held by each of the Named Executive Officers under the 1998 Stock Incentive Plan and 2007 Stock Incentive Plan on January 1, 2011, the end of the 2010 fiscal year.

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options(#) Exercisable		Number of Securities Underlying Unexercised Options(#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(a)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Selim A. Bassoul	184,408	(1)	—	—	2.95	02/26/2012	—	—	79,429	(5)	6,705,396
	80,972	(2)	—	—	5.255	03/05/2013	—	—	48,400	(6)	4,085,928
	125,712	(3)	—	—	9.235	10/23/2013	—	—	22,500	(7)	1,899,450
	200,000	(4)	—	—	9.235	10/23/2013	—	—	157,314	(8)	13,280,447
Timothy J. FitzGerald	29,492	(9)	—	—	9.235	10/23/2013	—	—	—		—
	—		—	—	—	—	—	—	18,000	(10)	1,519,560
	—		—	—	—	—	—	—	22,000	(11)	1,857,240
	—		—	—	—	—	—	—	15,000	(12)	1,266,300
	—		—	—	—	—	—	—	81,000	(13)	6,838,020
David Brewer	—		—	—	—	—	—	—	6,000	(14)	506,520
	—		—	—	—	—	—	—	6,000	(15)	506,520
	—		—	—	—	—	—	—	8,000	(16)	675,360
Martin M. Lindsay	600	(17)	—	—	5.255	03/05/2013	—	—	2,400	(19)	202,608
	15,000	(18)	—	—	26.965	02/28/2015	—	—	1,250	(20)	105,525
	—		—	—	—	—	—	—	4,900	(21)	413,658

(1)
On February 26, 2002, Mr. Bassoul was granted an option to purchase 400,000 shares of Common Stock. The option grant vested in 20% increments over a five year period. The strike price of the option grant is $2.95, the closing price of Common Stock on the date of grant.

(2)
On March 5, 2003, Mr. Bassoul was granted an option to purchase 100,000 shares of Common Stock. The option grant vested in 20% increments over a five year period. The strike price of the option grant is $5.255, the closing price of Common Stock on the date of grant.

(3)
On October 23, 2003, Mr. Bassoul was granted an option to purchase 250,000 shares of Common Stock. The option grant was 100% vested on the date of grant. The strike price of the option grant is $9.235, the closing price of Common Stock on the date of grant.

(4)
On October 23, 2003, Mr. Bassoul was granted an option to purchase 200,000 shares of Common Stock. The option grant vested in 20% increments upon the earlier of (i) the date that the market price of the Common Stock surpassed $18, $18.50, $19, $19.50, and $20 and (ii) October 23, 2008. Consistent with vesting parameters, this option grant was fully vested in the fourth quarter of 2004. The strike price of the option grant is $9.235, the closing price of Common Stock on the date of grant.

(5)
On March 8, 2007, Mr. Bassoul was awarded 139,000 shares of restricted stock. Beginning January 1, 2008, the grant vests in seven equal installments if the 30 day average closing price of Common Stock is at or above $62.50 between January 1, 2008 and January 1, 2011 ("2008 Tranche"), at or above $70 between January 1, 2009 and January 1, 2012 ("2009 Tranche"), at or above $77.50 between January 1, 2010 and January 1, 2013 ("2010 Tranche"), at or above $87.50 between January 1, 2011 and January 1, 2014 ("2011 Tranche"), at or above $100 between January 1, 2012 and January 1, 2015 ("2012 Tranche"), at or above $100 between January 1, 2013 and January 1, 2016 ("2013 Tranche") and at or above $100 between January 1, 2014 and January 1, 2017 ("2014 Tranche"). On December 29, 2009 a total of 39,714 shares of this grant were forfeited representing a surrender of all rights of the underlying shares under the 2009 Tranche and 2010 Tranche.

(6)
On May 5, 2007, Mr. Bassoul was awarded 121,000 shares of restricted stock. Beginning January 1, 2008, the grant vests in five equal installments if the 30 day average closing price of Common Stock is at or above $75 between January 1, 2008 and January 1, 2011 ("2008 Tranche"), at or above $80 between January 1, 2009 and January 1, 2012 ("2009 Tranche"), at or above $85 between January 1, 2010 and January 1, 2013 ("2010 Tranche"), at or above $92.50 between January 1, 2011 and January 1, 2014 ("2011 Tranche") and at or above $100 between January 1, 2012 and January 1, 2015 ("2012 Tranche"). On December 29, 2009 a total of 72,600 shares of this grant were forfeited representing a surrender of all rights of the underlying shares under the 2008 Tranche, 2009 Tranche and 2010 Tranche.

(7)
On May 27, 2008, Mr. Bassoul was awarded 90,000 shares of restricted stock. Beginning January 1, 2009 the grant vests in four equal installments if the 30 day average closing price of Common Stock is at or above $61.23 between January 1, 2009 and January 1, 2012 ("2009 Tranche"), at or above $67.35 between January 1, 2010 and January 1, 2013 ("2010 Tranche"), at or above $74.08 between January 1, 2011 and January 1, 2014 ("2011 Tranche"), and at or above $81.49 between January 1, 2012 and January 1, 2015 ("2012 Tranche"). On December 29, 2009 a total of 45,000 shares of this grant were forfeited representing a surrender of all rights of the underlying shares under the 2009 Tranche and 2010 Tranche.

(8)
On December 29, 2009, Mr. Bassoul was awarded 157,314 shares of restricted stock. The grant is divided into two equal Tranches, both of which are subject to performance and time based vesting requirements. Tranche 1 vests on March 15, 2011 if the Company has achieved a Return on Equity ("ROE") of 10% for the fiscal 2010 period. The measurement of ROE for Tranche 1 is performed on or no later than March 10, 2011. Tranche 2 vests on January 1, 2012 if the Company has achieved an ROE of 12% for the fiscal 2010 period. The performance criteria for Tranche 2 is measured on or no later than March 10, 2011, but vesting for Tranche 2 does not occur until January 1, 2012. If the performance criteria are not met in 2010 (as measured on March 10, 2011) for either Tranche 1 or Tranche 2, the measurement will again take place on March 10, 2012 for the 2011 period with the same criteria for both tranches at which time both Tranche 1 and 2, to the extent unvested, will vest on March 15, 2012 if the applicable performance criteria are met. Otherwise the restricted shares expire unvested. At January 1, 2011, Mr. Bassoul held 307,643 shares of unvested restricted stock, valued at $25,971,222 based on the year end closing price of the Common Stock of $84.42.

(9)
On October 23, 2003, Mr. FitzGerald was granted an option to purchase 70,000 shares of Common Stock. The option grant was 100% vested on the date of grant. The option exercise price is equal to $9.235, the closing price of Common Stock on the date of grant.

(10)
On March 8, 2007, Mr. FitzGerald was awarded 45,000 shares of restricted stock. Beginning January 1, 2008, the grant vests in five equal installments if the 30 day average closing price of Common Stock is at or above $62.50 between January 1, 2008 and January 1, 2011 ("2008 Tranche"), at or above $70 between January 1, 2009 and January 1, 2012 ("2009 Tranche"), at or above $77.50 between January 1, 2010 and January 1, 2013 ("2010 Tranche"), at or above $87.50 between January 1, 2011 and January 1, 2014 ("2011 Tranche") and at or above $100 between January 1, 2012 and January 1, 2015 ("2012 tranche"). On December 29, 2009 a total of 18,000 shares of this grant were forfeited representing a surrender of all rights of the underlying shares under the 2009 Tranche and 2010 Tranche.

(11)
On May 5, 2007, Mr. FitzGerald was awarded 55,000 shares of restricted stock. Beginning January 1, 2008, the grant vests in five equal installments if the 30 day average closing price of Common Stock is at or above $75 between January 1, 2008 and January 1, 2011 ("2008 Tranche"), at or above $80 between January 1, 2009 and January 1, 2012 ("2009 Tranche"), at or above $85 between January 1, 2010 and January 1, 2013 ("2010 Tranche"), at or above $92.50 between January 1, 2011 and January 1, 2014 ("2011 Tranche") and at or above $100 between January 1, 2012 and January 1, 2015 ("2012 Tranche"). On December 29, 2009 a total of 33,000 shares of this grant were forfeited representing a surrender of all rights of the underlying shares under the 2008 Tranche, 2009 Tranche, and 2010 Tranche.

(12)
On May 27, 2008, Mr. FitzGerald was awarded 60,000 shares of restricted stock. Beginning January 1, 2009 the grant vests in four equal installments if the 30 day average closing price of Common Stock is at or above $61.23 between January 1, 2009 and January 1, 2012 ("2009 Tranche"), at or above $67.35 between January 1, 2010 and January 1, 2013 ("2010 Tranche"), at or above $74.08 between January 1, 2011 and January 1, 2014 ("2011 Tranche"), and at or above $81.49 between January 1, 2012 and January 1, 2015 ("2012 Tranche"). On December 29, 2009 a total of 30,000 shares of this grant were forfeited representing a surrender of all rights of the underlying shares under the 2009 Tranche and 2010 Tranche.

(13)
On December 29, 2009, Mr. FitzGerald was awarded 81,000 shares of restricted stock. The grant is divided into two Tranches, both of which are subject to performance and time based vesting requirements. 67,500 shares in Tranche 1 vest on March 15, 2011 if the Company has achieved a Return on Equity

  ("ROE") of 10% for the fiscal 2010 period. The measurement of ROE for Tranche 1 is performed on or no later than March 10, 2011. 12,500 shares in Tranche 2 vest on January 1, 2012 if the Company has achieved an ROE of 12% for the fiscal 2010 period. The performance criteria for Tranche 2 is measured on or no later than March 10, 2011, but vesting for Tranche 2 does not occur until January 1, 2012. If the performance criteria are not met in 2010 (as measured on March 10, 2011) for either Tranche 1 or Tranche 2, the measurement will again take place on March 10, 2012 for the 2011 period with the same criteria for both tranches at which time both Tranche 1 and 2, to the extent unvested, will vest on March 15, 2012 if the applicable performance criteria are met. Otherwise the restricted shares expire unvested. At January 1, 2011, Mr. FitzGerald held 136,000 shares of unvested restricted stock, valued at $11,481,120 based on the year end closing price of the Common Stock of $84.42.

(14)
On January 28, 2008, Mr. Brewer was awarded 10,000 shares of restricted stock. Beginning January 1, 2009 the grant vests in five equal installments if the 30 day average closing price of Common Stock is at or above $80 between January 1, 2009 and January 1, 2011 ("2009 Tranche"), at or above $85 between January 1, 2010 and January 1, 2012 ("2010 Tranche"), at or above $92.50 between January 1, 2011 and January 1, 2013 ("2011 Tranche"), at or above $100 between January 1, 2012 and January 1, 2014 ("2012 Tranche"), and at or above $107.50 between January 1, 2013 and January 1, 2015 ("2013 Tranche"). On December 29, 2009 a total of 4,000 shares of this grant were forfeited representing a surrender of all rights of the underlying shares under the 2009 Tranche and 2010 Tranche.

(15)
On February 13, 2008, Mr. Brewer was awarded 10,000 shares of restricted stock. Beginning January 1, 2009 the grant vests in five equal installments if the 30 day average closing price of Common Stock is at or above $80 between January 1, 2009 and January 1, 2011 ("2009 Tranche"), at or above $85 between January 1, 2010 and January 1, 2012 ("2010 Tranche"), at or above $92.50 between January 1, 2011 and January 1, 2013 ("2011 Tranche"), at or above $100 between January 1, 2012 and January 1, 2014 ("2012 Tranche"), and at or above $107.50 between January 1, 2013 and January 1, 2015 ("2013 Tranche"). On December 29, 2009 a total of 4,000 shares of this grant were forfeited representing a surrender of all rights of the underlying shares under the 2009 Tranche and 2010 Tranche.

(16)
On December 29, 2009, Mr. Brewer was awarded 8,000 shares of restricted stock. The grant is divided into two Tranches, both of which are subject to performance and time based vesting requirements. 6,667 shares in Tranche 1 vest on March 15, 2011 if the Company has achieved a Return on Equity ("ROE") of 10% for the fiscal 2010 period. The measurement of ROE for Tranche 1 is performed on or no later than March 10, 2011. 1,333 shares in Tranche 2 vest on January 1, 2012 if the Company has achieved an ROE of 12% for the fiscal 2010 period. The performance criteria for Tranche 2 is measured on or no later than March 10, 2011, but vesting for Tranche 2 does not occur until January 1, 2012. If the performance criteria are not met in 2010 (as measured on March 10, 2011) for either Tranche 1 or Tranche 2, the measurement will again take place on March 10, 2012 for the 2011 period with the same criteria for both tranches at which time both Tranche 1 and 2, to the extent unvested, will vest on March 15, 2012 if the applicable performance criteria are met. Otherwise the restricted shares expire unvested.

(17)
On March 5, 2003, Mr. Lindsay was granted an option to purchase 3,000 shares of Common Stock. The option grant vested in 20% increments over a five year period following the grant date. The option exercise price is equal to $5.255, the closing price of the Common Stock on the date of grant.

(18)
On February 28, 2005, Mr. Lindsay was granted an option to purchase 20,000 shares of Common Stock. The option vested in full in 25% increments based on achievement of stock price targets. The option exercise price is equal to $26.965, the closing price of the Common Stock on the date of grant.

(19)
On March 8, 2007, Mr. Lindsay was awarded 6,000 shares of restricted stock. Beginning January 1, 2008, the grant vests in five annual installments if the 30 day average closing price of Common Stock is at or above $62.50 between January 1, 2008 and January 1, 2011 ("2008 Tranche"), at or above $70 between January 1, 2009 and January 1, 2012 ("2009 Tranche"), at or above $77.50 between January 1, 2010 and January 1, 2013 ("2010 Tranche"), at or above $87.50 between January 1, 2011 and January 1, 2014 ("2011 Tranche") and at or above $100 between January 1, 2012 and January 1, 2015 ("2012 tranche"). On December 29, 2009 a total of 2,400 shares of this grant were forfeited representing a surrender of all rights of the underlying shares under the 2009 Tranche and 2010 Tranche.

(20)
On May 27, 2008, Mr. Lindsay was awarded 5,000 shares of restricted stock. Beginning January 1, 2009 the grant vests in four equal installments if the 30 day average closing price of Common Stock is at or above $61.23 between January 1, 2009 and January 1, 2012 ("2009 Tranche"), at or above $67.35 between January 1, 2010 and January 1, 2013 ("2010 Tranche"), at or above $74.08 between January 1, 2011 and January 1, 2014 ("2011 Tranche"), and at or above $81.49 between January 1, 2012 and January 1, 2015 ("2012 Tranche"). On December 29, 2009 a total of 2,500 shares of this grant were forfeited representing a surrender of all rights of the underlying shares under the 2009 Tranche and 2010 Tranche.

(21)
On December 29, 2009, Mr. Lindsay was awarded 4,900 shares of restricted stock. The grant is divided into two Tranches, both of which are subject to performance and time based vesting requirements. 4,083 shares in Tranche 1 vest on March 15, 2011 if the Company has achieved a Return on Equity ("ROE") of 10% for the fiscal 2010 period. The measurement of ROE for Tranche 1 is performed on or no later than March 10, 2011. 817 shares in Tranche 2 vest on January 1, 2012 if the Company has achieved an ROE of 12% for the fiscal 2010 period. The performance criteria for Tranche 2 is measured on or no later than March 10, 2011, but vesting for Tranche 2 does not occur until January 1, 2012. If the performance criteria are not met in 2010 (as measured on March 10, 2011) for either Tranche 1 or Tranche 2, the measurement will again take place on March 10, 2012 for the 2011 period with the same criteria for both tranches at which time both Tranche 1 and 2, to the extent unvested, will vest on March 15, 2012 if the applicable performance criteria are met. Otherwise the restricted shares expire unvested.

Note Regarding 2011 Vesting:

On January 1, 2011, a tranche of a restricted stock, originally granted on May 27, 2008, met vesting requirements resulting in the vesting of 47,250 shares.

Terms of this tranche stipulate that the tranche will vest when the 30 day average price of Common Stock reaches $74.08.

Named Executive Officers participated in this vesting as follows:

a).   Mr. Bassoul received 22,500 vested shares and did not surrender any shares in payment of payroll taxes incurred upon the vesting.

b).   Mr. FitzGerald received 15,000 vested shares and did not surrender any shares in payment payroll taxes incurred upon the vesting.

c).   Mr. Brewer did not participate in this grant.

d).   Mr. Lindsay received 1,250 vested shares and surrendered 427 shares in payment of payroll taxes incurred upon the vesting.

On March 7, 2011, a tranche of a restricted stock, originally granted on March 8, 2007, met vesting requirements resulting in the vesting of 45,857 shares.

Terms of this tranche stipulate that the tranche will vest when the 30 day average price of Common Stock reaches $87.50.

Named Executive Officers participated in this vesting as follows:

a).   Mr. Bassoul received 19,857 vested shares and did not surrender any shares in payment of payroll taxes incurred upon the vesting.

b).   Mr. FitzGerald received 9,000 vested shares and surrendered 3,722 shares in payment of payroll taxes incurred upon the vesting.

c).   Mr. Brewer did not participate in this grant.

d).   Mr. Lindsay received 1,200 vested shares and surrendered 478 shares in payment of payroll taxes incurred upon the vesting.

On March 15, 2011, a tranche of a restricted stock, originally granted on December 29, 2009, met vesting requirements resulting in the vesting of 281,676 shares.

Terms of this tranche stipulate that the tranche will vest if the Return on Equity for the Company exceeds 15% in the 2010 fiscal year.

Named Executive Officers participated in this vesting as follows:

a).   Mr. Bassoul received 131,095 vested shares and surrendered 47,754 shares in payment of payroll taxes incurred upon the vesting.

b).   Mr. FitzGerald received 67,500 vested shares and surrendered 27,971 shares in payment of payroll taxes incurred upon the vesting.

c).   Mr. Brewer received 6,667 vested shares and surrendered 2,809 shares in payment of payroll taxes incurred upon the vesting.

d).   Mr. Lindsay received 4,083 vested shares and surrendered 1,683 shares in payment of payroll taxes incurred upon the vesting.

Option Exercises and Stock Vested for Fiscal Year 2010

The following table sets forth the aggregate amounts received or realized in connection with the exercise of stock options and vesting of stock awards under the 1998 Stock Incentive Plan and 2007 Stock Incentive Plan during the 2010 fiscal year by each of the Named Executive Officers. Options awarded under the plans become exercisable in accordance with the terms of the grant and generally have a ten year term.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Selim A. Bassoul	—	—	—	—
Timothy J. FitzGerald	500	37,663	—	—
David Brewer	—	—	—	—
Martin Lindsay	5,000	422,800	—	—

Pension Benefits for Fiscal Year 2010

Pursuant to his employment agreement (described above under the heading "Employment Agreements with Named Executive Officers"), Mr. Bassoul is entitled to a nonqualified defined benefit pension benefit as follows: upon Mr. Bassoul's retirement on or after the date on which he attains the age of 55, but prior to the date on which he attains age 60 (the "Age 55 Retirement Benefit"), he shall be fully vested in a monthly retirement benefit equal to one-twelfth of 50% of his then current base salary, payable for the remainder of his life. If Mr. Bassoul retires on or after the date on which he attains the age of 60, but prior to the date on which he attains age 65 (the "Age 60 Retirement Benefit"), he shall be fully vested in a monthly retirement benefit equal to one-twelfth of 62.5% of his then current base salary, in lieu of the Age 55 Retirement Benefit, payable for the remainder of his life. If Mr. Bassoul retires on or after the date on which he attains the age of 65, he shall be fully vested in a monthly retirement benefit equal to one-twelfth of 75% of his then current base salary (the "Age 65 Retirement Benefit"), in lieu of the Age 55 Retirement Benefit and Age 60 Retirement Benefit, payable for the remainder of his life. A termination of Mr. Bassoul's employment by the Company without cause, by Mr. Bassoul within six months of a change of control or by reason of Mr. Bassoul's death or disability will entitle Mr. Bassoul or his estate to a pro rata portion of his Age 55 Retirement Benefit, Age 60 Retirement Benefit or Age 65 Retirement Benefit, as the case may be.

The estimated monthly retirement benefit payable to Mr. Bassoul based on his compensation level as of January 1, 2011, would be $41,666 at the retirement age of 55, $52,083 at the retirement age of 60, and $62,500 at the retirement age of 65 assuming salary of $1,000,000, as currently in effect.

Name	Plan Name	Number of Years Credited Service (#)(1)	Present Value of Accumulated Benefit ($)		Payments During Last Fiscal Year ($)
Selim A. Bassoul	Chairman Retirement Plan	6	6,740,159	(2)	—
Selim A. Bassoul	Chairman Retirement Medical Plan(3)	7	498,097	(4)	—

(1)
Reflects years of credited service since the inception of the respective plans. The number of years of credited service for purposes of the plans is less than the Named Executive Officer's years of service with the Company and there is no benefit augmentation as a result.

(2)
The present value of accumulated pension benefits assumes a retirement age of 55, an interest rate of 6.00%, retirement income of $1.65 million, and a length of pension payout of 30 years.

(3)
Mr. Bassoul and his dependents are entitled to continue to participate in all health and medical plans and programs maintained by the Company for its senior executives and their families for life, subject to any Medicare coverage being the primary coverage.

(4)
The present value of accumulated post-retirement medical benefits due to Mr. Bassoul assumes a retirement age of 55, an interest rate of 6.00%, and a length of benefit period of 30 years.

Potential Payments Upon Termination or Change in Control

Under Employment Agreements

Selim Bassoul

During the term of Mr. Bassoul's employment agreement with the Company and MM, as described above under the heading "Employment Agreements with Named Executive Officers," Mr. Bassoul's employment may be terminated by the Employer (defined as the Company and MM) or by Mr. Bassoul at any time, or by the death of Mr. Bassoul.

In the event that the termination is by the Employer for reasons other than cause, Mr. Bassoul's employment agreement provides that a pro rata share of incentive compensation under the MICP that would otherwise have been payable to him had he remained employed by the Company until the last day of the fiscal year will be paid to Mr. Bassoul following the conclusion of the fiscal year for which payable, based on actual performance. In addition, the employment agreement provides that if the Company terminates Mr. Bassoul's employment without cause, if Mr. Bassoul terminates his employment due to a material diminution of his duties or a change in his title, or if Mr. Bassoul terminates his employment within the six-month period following a change in control, then Mr. Bassoul will be entitled to a lump sum payment equal to three times the sum of (i) his annual base salary and (ii) an amount equal to the greater of (x) the amount of incentive compensation earned by Mr. Bassoul under the MICP with respect to the full calendar year immediately prior to the date of termination and (y) the average incentive compensation paid to Mr. Bassoul under the MICP for each of the three calendar years immediately prior to the date of termination.

Mr. Bassoul's employment agreement also provides that if his employment is terminated by either party, for reasons other than cause, then Mr. Bassoul and his dependents will be entitled to continue to participate in all health and medical plans and programs which the Company maintains for its senior executives and their families until the later of the death of Mr. Bassoul or his spouse, subject to any Medicare coverage being the primary coverage. The present value of the medical benefits that would be provided to Mr. Bassoul in such circumstances is shown above under "Pension Benefits for Fiscal Year 2010."

Mr. Bassoul's employment agreement also provides Mr. Bassoul with an additional payment (referred to as a "gross-up" payment) intended to reimburse him for the excise tax payable should any payments made to him in the event of a change in control be subject to the excise tax imposed on "excess parachute payments" under section 4999 of the Code, and to reimburse him for the income, excise and employment taxes on the reimbursement payment.

Timothy J. FitzGerald

During the term of Mr. FitzGerald's employment agreement, as described above under the heading "Employment Agreements with Named Executive Officers", Mr. FitzGerald's employment may be terminated by the Employer (defined as the Company and MM) or by Mr. FitzGerald at any time, or by the death of Mr. FitzGerald.

Mr. FitzGerald's employment agreement provides the following severance benefits. If the Employer terminates Mr. FitzGerald's employment without "cause" (as defined in the employment agreement), or if Mr. FitzGerald terminates his employment within six months following a change in control, Mr. FitzGerald will be entitled to a lump sum payment equal to three times the sum of (i) his annual base salary for the full calendar year immediately prior to the date of termination and (ii) an amount equal to the greater of (x) the amount of his annual bonus paid under the MICP with respect to the full calendar year immediately prior to the year of termination and (y) the average of his annual bonuses paid under the MICP for each of the two calendar years immediately prior to the year of termination.

Mr. FitzGerald's employment agreement also provides Mr. FitzGerald with an additional payment (referred to as a "gross-up" payment) intended to reimburse him for the excise tax payable should any payments made to him in the event of a change in control be subject to the excise tax imposed on "excess parachute payments" under section 4999 of the Code, and to reimburse him for the income, excise and employment taxes on the reimbursement payment.

Under Equity Incentive Plans

Upon termination of employment for reasons other than disability or death, each of the Named Executive Officers would be entitled to exercise any then-vested outstanding stock options for a period of three months following such termination of employment.

In the event of the disability or death of the Named Executive Officer, the executive or his estate or beneficiary, as the case may be, would be entitled to exercise any then-vested outstanding stock options for a period of one year following such termination event.

The vesting of outstanding stock options and of the restricted stock awards granted on December 29, 2009 held by the Named Executive Officers will be accelerated in the event that the Named Executive Officer's employment terminates for any reason, other than for cause, within six months following a change in control of the Company. The vesting of other outstanding restricted stock awards generally will be accelerated immediately upon the occurrence of a change in control. For purposes of the charts below, assuming the occurrence of the triggering event on January 1, 2011, the value of accelerated restricted stock shown is determined by multiplying the number of shares of restricted stock that would vest as of January 1, 2011 by the closing price of the Common Stock on January 1, 2011 of $84.42.

Quantification

The tables below illustrate the potential payouts to each Named Executive Officer under each of the various separation situations discussed above. The tables assume that the terminations took place on January 1, 2011, the last day of our 2010 fiscal year.

Name	Type of Payment	Involuntary Termination Without Cause	Voluntary Termination due to Material Diminution of Duties or Change in Title	Voluntary Termination within 6 Months following Change-in-Control
Selim A. Bassoul(1)	Cash Severance	$13,500,000	$13,500,000	$13,500,000

	Accelerated Vesting of Restricted Stock	$13,280,448	$0	$25,971,186	(2)

	Estimated Gross-Up Payment	$0	$0	$0

	Total	$26,780,448	$13,500,000	$39,471,186

Timothy J. FitzGerald	Cash Severance	$3,000,000	$0	$3,000,000

	Accelerated Vesting of Restricted Stock	$6,838,020	$0	$11,481,120	(3)

	Estimated Gross-Up Payment	$0	$0	$5,898,031

	Total	$9,838,020	$0	$20,379,151

David Brewer	Cash Severance	$0	$0	$0

	Accelerated Vesting of Restricted Stock	$413,658	$0	$1,688,400	(4)

	Total	$413,658	$0	$1,688,400

Martin M. Lindsay	Cash Severance	$0	$0	$0

	Accelerated Vesting of Restricted Stock	$675,360	$0	$721,791	(5)

	Total	$675,360	$0	$721,791

(1)
Upon a termination of his employment other than for cause, or upon Mr. Bassoul's termination of his employment within six months following a change in control, Mr. Bassoul would also become entitled to a pro rata monthly retirement benefit equal to $21,618, assuming in each case that the termination occurred on January 1, 2011 and based on his current base salary of $1,000,000. The pension arrangements, including the benefits payable upon Mr. Bassoul's normal retirement, are described in more detail under the heading "Pension Benefits for Fiscal Year 2010" above.

(2)
Of this number, shares of Common Stock with a value of $12,691,000 would have vested upon the change in control.

(3)
Of this number, shares of Common Stock with a value of $4,643,000 would have vested upon the change in control.

(4)
Of this number, shares of Common Stock with a value of $1,013,000 would have vested upon the change in control.

(5)
Of this number, shares of Common Stock with a value of $308,000 would have vested upon the change in control.

Assuming a hypothetical termination of employment in connection with a change in control of the Company occurring on the last day of our 2010 fiscal year, as discussed above, the Company estimates that it would not be obligated to make an excise tax gross up payment to Mr. Bassoul. The estimate of the gross-up payment takes into account the value of post-retirement medical benefits in the amount of $220,231 that would be provided to Mr. Bassoul. The present value of the medical benefits that would be provided to Mr. Bassoul is as calculated by Grant Thornton utilizing actuarial assumptions for Mr. Bassoul and his family members, current medical premiums, and expected increases in future premiums based on historical medical premium trends. The estimate of the gross-up payment potentially payable to Mr. FitzGerald takes into account the following assumptions: the value of accelerated vesting of restricted stock was based on the closing price of the Common Stock on January 1, 2011 ($84.42); a federal income tax rate of 35%, a state income tax rate of 5%, the Medicare tax rate of 1.45% and the federal excise tax rate of 20%, taking into account deductions and potential limits on deductions for state and local taxes.

Director Compensation for Fiscal Year 2010

The following table sets forth information concerning the annual and long-term compensation for services to the Company performed by members of the Board who were not employees of the Company during the 2010 fiscal year.

Name	Fees Earned or Paid in Cash ($)		Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(3)	All Other Compensation ($)		Total ($)
Robert B. Lamb	36,000	(1)	—	—	—	—	—		36,000
Audit Committee Member
Ryan Levenson	43,500	(1)	—	—	—	—	—		43,500
Audit and Compensation
Committee Member
John R. Miller III	42,750	(1)	—	—	—	—	420,201	(4)	462,951
Compensation Committee
Chairman
Gordon O'Brien	43,250	(1)(2)	—	—	—	—	—		43,250
Lead Independent Director
and Compensation
Committee Member
Philip G. Putnam	44,500	(1)	—	—	—		403,266	(4)	447,766
Audit Committee
Chairman
Sabin C. Streeter	39,500	(1)	—	—	—	28,076	—		67,576
Audit Committee Member

(1)
Until January 1, 2011, each director of the Company receives an annual retainer of $30,000, and each director who is not an officer of the Company receives an additional retainer of $1,000 for each meeting of the Board or committee thereof that he attends and $500 for each telephonic meeting in which he participates. Each director who serves as a committee chair receives an additional annual retainer of $5,000, and the lead independent director receives an additional annual retainer of $5,000.

(2)
Board fees for Mr. O'Brien's services are paid directly to his employer, American Capital Strategies.

(3)
Prior to December of 2010, the Company maintained an unfunded retirement plan for non-employee directors, the Middleby Corporation Board of Directors Pension Plan. The plan provided for an annual benefit upon either a change in control or retirement from the Board at age 70, equal to 100% of the director's last annual fee (excluding meeting fees), payable on a quarterly basis for a number of years equal to the director's years of service, up to a maximum of 10 years. In November, 2006, the Board approved the termination of the plan with respect to new directors of the Company and participation was frozen. All then Board members with ten or more years of service with the Company remained in the plan and continued to have benefits vest and accrue in the plan until the Plan retirement age of 70. Any then current Board members with less than ten years of service and any future Board members were not eligible for the Plan. The plan was terminated by action of the Board in December of 2010. While the Plan was in place, the retirement plan obligation for remaining participants was calculated using an interest rate of 6.00% for a director retiring at age 70, and a benefit payout term of ten years. The pension benefits of Mr. Miller and Mr. Putnam were fully distributed based on the termination of the plan in December of 2010, resulting in a negative change in pension value of $300,303 for Mr. Miller and $350,353 for Mr. Putnam in 2010. The pension distributions are quantified in the "All Other Compensation" column of the "Director Compensation for Fiscal Year 2010" table above.

(4)
Figures represent (i) for Mr. Miller, a pension distribution of $300,000 and a tax gross-up payment of $120,201 and (ii) for Mr. Putnam, a pension distribution of $300,000 and a tax gross-up payment of $103,266.

The number of stock options and stock awards outstanding as of January 1, 2011 for each non-employee member of the Board is as follows:

Director	Options	Restricted Stock
Robert B. Lamb	—	2,000
Ryan Levenson	—	2,000
John R. Miller III	—	2,000
Gordon O'Brien	—	2,000
Philip G. Putnam	—	2,000
Sabin C. Streeter	—	2,000

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The information contained in this Proxy Statement relating to the occupations and security holdings of directors and officers of the Company and such individuals' transactions with the Company is based upon information received from each individual as of March 18, 2011.

The following table sets forth certain information with respect to the beneficial ownership of shares of the Common Stock, as of March 18, 2011, by each person known by the Company to be the beneficial owner of more than five percent of Common Stock, each director and each nominee for director of the Company, each Named Executive Officer of the Company and all current directors and executive officers of the Company as a group. Unless otherwise indicated below, the address for each person listed below is c/o The Middleby Corporation, 1400 Toastmaster Drive, Elgin, Illinois 60120.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent Of Class
Directors, Director Nominees, and Executive Officers:
Selim A. Bassoul	1,364,413	(1)	7.4%
Timothy J. FitzGerald	214,683	(2)	1.2%
David Brewer	17,191	(3)	*
Martin M. Lindsay	38,994	(4)	*
Sabin C. Streeter	26,000		*
John R. Miller III	22,000		*
Philip G. Putnam	5,000		*
Gordon O'Brien	9,100		*
Ryan Levenson	2,000		*
Robert B. Lamb	3,000		*
All directors and executive officers of the Company (10 individuals)	1,702,381		9.2%
Other 5% Holders:
T. Rowe Price Associates, Inc.	1,486,048	(5)	8.1%
100 E. Pratt Street
Baltimore, MD 21202

*
Indicates beneficial ownership of less than 1%.

(1)
Mr. Bassoul is the Chairman, Chief Executive Officer and President of the Company. His holdings include 591,092 shares of Common Stock subject to options exercisable within 60 days, 59,572 shares of restricted Common Stock granted on March 8, 2007, 48,400 shares of restricted stock granted on May 7, 2007, 22,500 shares of restricted Common Stock granted on May 27, 2008, 26,219 shares of restricted Common Stock granted on December 29, 2009, and 46,000 shares held by Mr. Bassoul's spouse as trustee. The holdings do not reflect the grant of performance restricted stock made on March 28, 2011 (described elsewhere in this Proxy Statement under the heading "Compensation Discussion and Analysis", "Compensation Decisions in 2011" and under "Proposal No. 2—Adoption Of 2011 Long-Term Incentive Plan", "New Plan Benefits—2007 Stock Incentive Plan Grants").

(2)
Mr. FitzGerald is Vice President and Chief Financial Officer of the Company. His holdings include 21,520 shares of Common Stock subject to options exercisable within 60 days, 9,000 shares of restricted Common Stock granted on March 8, 2007, 22,000 shares of restricted Common Stock granted on May 7, 2007, 15,000 shares of restricted Common Stock granted on May 27, 2008,

  13,500 shares of restricted Common Stock granted on December 29, 2009 and 9,400 shares held by Mr. FitzGerald's spouse and children. The holdings do not reflect the grant of performance restricted stock made on March 28, 2011 (described elsewhere in this Proxy Statement under the heading "Compensation Discussion and Analysis", "Compensation Decisions in 2011" and under "Proposal No. 2—Adoption Of 2011 Long-Term Incentive Plan", "New Plan Benefits—2007 Stock Incentive Plan Grants").

(3)
Mr. Brewer, Chief Operating Officer of the Company, holdings include 6,000 shares of restricted Common Stock granted on January 31, 2008, 6,000 of restricted Common Stock granted on February 13, 2008, and 8,000 shares of restricted Common Stock granted on December 29, 2009.

(4)
Mr. Lindsay, Corporate Treasurer of the Company, holdings include 15,600 shares of Common Stock subject to options exercisable within 60 days, 1,200 shares of restricted Common Stock granted on March 8, 2007, 1,250 shares of restricted Common Stock granted on May 27, 2008, and 817 shares of restricted Common Stock on December 29, 2009. The holdings do not reflect the grant of performance restricted stock made on March 28, 2011 (described elsewhere in this Proxy Statement under the heading "Compensation Discussion and Analysis", "Compensation Decisions in 2011" and under "Proposal No. 2—Adoption Of 2011 Long-Term Incentive Plan", "New Plan Benefits—2007 Stock Incentive Plan Grants").

(5)
Based on the Schedule 13G filed with the SEC on February 10, 2011 by T. Rowe Price Associates, Inc., a registered investment advisor. T. Rowe Price Associates, Inc. (a) has sole voting power with respect to 182,213 shares, (b) has shared voting power with respect to no shares and (c) has sole dispositive power with respect to all 1,486,048 shares.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under Section 16(a) of the Securities Exchange Act of 1934, as amended, the Company's directors and executive officers and any person that beneficially owns more than ten percent of the Company's Common Stock are required to report their beneficial ownership and any changes in that ownership to the SEC and the NASDAQ. These reports are required to be submitted by specified deadlines, and the Company is required to report in this proxy statement any failure by directors, officers and beneficial owners of more than ten percent of its Common Stock to file such reports on a timely basis during the Company's most recent fiscal year or, in the case of such a failure that has not previously been so disclosed, prior fiscal years.

Based solely on a review of the copies of reports furnished to the Company during and with respect to the year ended January 1, 2011 and written representations from certain of the Company's directors and executive officers, the Company does not know of any failure by its executive officers, directors and beneficial owners of more than ten percent of its Common Stock to file on a timely basis any reports required by Section 16(a) for the year ended January 1, 2011 and, to the extent applicable for purposes of this disclosure, prior fiscal years, except as disclosed herein. The Company did not timely file Form 4 reports on behalf of Messrs. Bassoul, FitzGerald and Lindsay with respect to restricted stock grants that were made to each such individual on May 25, 2008. However, the Company made remedial Form 5 filings on behalf of Messrs. Bassoul, FitzGerald and Lindsay on February 11, 2011 to report such transactions.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee conducted its oversight activities for the Company in accordance with the duties and responsibilities outlined in the Audit Committee charter, approved by the Board on March 4, 2003 and modified as of February 25, 2004, a copy of which is available under the "Investor Relations" section of the Company's website, located at www.middleby.com.

The Audit Committee has reviewed and discussed with management and with the independent auditors, Deloitte & Touche LLP, the Company's audited financial statements contained in the Annual Report on Form 10-K for the fiscal year ended January 1, 2011.

The Audit committee discussed with the independent auditors, Deloitte & Touche LLP, the matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees, as modified or supplemented, by the Public Company Accounting Oversight Board ("PCAOB").

The Audit Committee has received and reviewed the written disclosures and the letter from the independent auditors required by applicable requirements of the PCAOB regarding the independent accountant's communications with the Audit Committee concerning independence, and has discussed with the auditors the auditors' independence.

The Audit Committee has reviewed and discussed with management the status of Sarbanes-Oxley compliance objectives as of January 1, 2011.

Based on reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements for the fiscal year ended January 1, 2011 be included in the Company's annual report on Form 10-K for the fiscal year ended January 1, 2011.

The Middleby Corporation Audit Committee
Philip G. Putnam, Chairman,
Sabin C. Streeter,
Robert Lamb and
Ryan Levenson

Compensation Committee Interlocks and Insider Participation

During the fiscal year ended January 1, 2011, the Compensation Committee consisted of Messrs. O'Brien, Miller, and Levenson, all of whom were "independent directors" of the Company and were not officers of the Company. During the fiscal year ended January 1, 2011, Selim A. Bassoul, Chairman, President and CEO of the Company, participated with the full Board in reviewing and approving certain components of compensation of other executive officers and senior managers. Recommendations concerning the compensation of Mr. Bassoul were made by the Compensation Committee to the Board. During 2010, no member of the Compensation Committee was, or formerly was, an officer or employee of the Company, or had any relationship requiring disclosure by the Company under Item 404 of Regulation S-K, promulgated under the Securities and Exchange Act of 1934, as amended.

The Middleby Corporation Code of Ethics

The Company has adopted a code of ethics that applies to all directors, executive officers, officers and employees of the Company. The Company has made the Code of Ethics available on its website at www.middleby.com.

Audit Firm Fee Summary

During fiscal years 2010 and 2009 the Company retained its principal auditor, Deloitte & Touche LLP, to provide services in the following categories and amounts:

	2010	2009
Audit Fees—Fees for the annual financial statement and internal control audits, reviews of the Company's quarterly reports on Form 10-Q, and services normally provided by the independent auditor in connection with statutory and regulatory filings	$835,500	$795,000
Audit Related Fees—Fees for the assurance and related services that are associated with the performance of the audit or interim financial statement review and are not reported under audit fees	$0	$154,845
Tax Fees—Fees for tax compliance	$499,490	$597,523
—Fees for assistance with tax audits and tax planning	$290,245	$585,134
All Other Fees—Fees for internal controls consultation services and compensation consulting	$0	$0

All of the services described in Audit Fees, Audit Related Fees, Tax Fees and All Other Fees were pre-approved by the Audit Committee.

The Audit Committee has considered whether the provision of non-audit services by the Company's principal auditor is compatible with maintaining the independence of Deloitte & Touche LLP as the Company's public accountants.

The Audit Committee Charter provides that the Audit Committee shall pre-approve all audit and permitted non-audit services to be performed by the independent auditors (subject to the de minimis exceptions under applicable law, rules and regulations). However, the Audit Committee may delegate to one or more designated members of the Audit Committee the authority to grant such pre-approvals, and the decisions of any member to whom such authority is delegated shall be presented to the full Audit Committee at its next regularly scheduled meeting. In determining whether to pre-approve permitted non-audit services, the Audit Committee (or the members with authority to pre-approve) shall consider whether the auditor's performance of such services is compatible with independence.

PROPOSAL NO. 2—ADOPTION OF 2011 LONG-TERM INCENTIVE PLAN

The Board has adopted, subject to stockholder approval, The Middleby Corporation 2011 Long-Term Incentive Plan ("LTIP"). The LTIP, if approved, will replace and supersede The Middleby Corporation 2007 Stock Incentive Plan and The Middleby Corporation 1998 Stock Incentive Plan ("Prior Equity Plans").

The Committee believes that the grant of equity based awards, such as stock options and restricted stock, is a highly effective way to align the interests of management with those of the Company's stockholders and provides a cost-effective means of recognizing employee contributions to the success of the Company. The Committee also believes that adoption a current long-term incentive plan for this purpose will be important to the future success of the Company by allowing it to remain competitive in attracting and retaining highly qualified key personnel.

The LTIP is designed to qualify the amounts paid under its terms to our Named Executive Officers as "qualified performance-based compensation" under Section 162(m) of the Code ("Section 162(m)") and the related regulations. Section 162(m) denies a tax deduction for certain compensation in excess of $1 million per year paid by a public company to its CEO and to the three most highly compensated executive officers (other than the CEO and the CFO) for whom compensation disclosure is required under the proxy rules ("Covered Employees"). Certain compensation, including compensation based on the attainment of pre-established performance goals, is excluded from this deduction limit if certain requirements are met, including approval of the plan and performance goals by stockholders. The LTIP is designed to ensure that amounts paid under it will be deductible by the Company for federal income tax purposes. Stockholder approval of the LTIP is required in order for the plan to qualify under Section 162(m) of the Code. Performance goals established by the Committee may include or relate to stock price, earnings per share before or after extraordinary items, earnings before interest, taxes, depreciation, amortization or extraordinary items, return on equity (gross or net), before or after extraordinary items, net income, earnings before any or all of interest, taxes, minority interest, depreciation and amortization, sales or revenue, return on assets, capital or investment, expense reduction goals, implementation or completion of critical projects or processes, cash flow measures, profit or margins; achievement of strategic goals, performance of the Company's sales force or product line, economic value added (net operating profit after tax minus the sum of capital multiplied by the cost of capital), operating measures (including, but not limited to, productivity, efficiency, quality), or any combination of, or a specified increase in, any of the foregoing, as described in more detail under the heading "Principal Features of the LTIP, Performance Stock", below.

If this proposal is approved, the maximum number of shares of Common Stock reserved for issuance under the LTIP will be 550,000, plus (i) the number of shares of Common Stock that remain available for issuance as of May 11, 2011 under the Prior Equity Plans, and (ii) the number of shares of Common Stock that are subject to awards as of May 11, 2011 under the Prior Equity Plans that, in the future, are forfeited, cancelled, exchanged or surrendered or terminate (in each case, other than due to the expiration of option awards on the expiration date of such option awards) under the Prior Equity Plans, without a distribution of shares to the recipient and consistent with the terms of the Prior Equity Plans. No further awards will be made under the Prior Equity Plans if this proposal is approved.

If stockholders approve the adoption of the LTIP, as shown in the 2011 Long-Term Incentive Plan attached as Appendix A, stockholders will have approved the material terms of the performance goals that may be applied under the LTIP in compliance with Section 162(m). If the stockholders do not approve the LTIP, The Middleby Corporation 2007 Stock Incentive Plan will remain in effect (no new grants may be made under the 1998 Stock Incentive Plan). On March 18, 2011, an aggregate of 306,981 shares were covered by outstanding restricted stock awards and an aggregate of 719,827 shares were subject to outstanding stock options, and to the extent that any of these grants should expire or be forfeited, shares covered by such grants may be re-granted under the LTIP or The Middleby Corporation 2007 Stock Incentive Plan, as the case may be.

On March 18, 2011, the last reported sale price of Common Stock on the Nasdaq National Market was $84.06 per share. Below is a summary of the material features of the LTIP. The summary does not purport to be complete, and the Company refers you to the full text of the LTIP attached as Appendix A to this Proxy Statement.

PRINCIPAL FEATURES OF THE 2011 LONG TERM INCENTIVE PLAN

Administration of the Plan.    The Board administers the 2011 Long-Term Incentive Plan ("LTIP"). The Board has the authority to make grants and to determine their terms; provided, however, that the selection of eligible individuals for participation and decisions concerning the timing, pricing and amount of a grant are made solely by a committee consisting of two or more directors who are (a)"non-employee directors" under Rule 16b-3 of the Exchange Act, (b)"outside directors" under Section 162(m) of the Code and "independent directors" pursuant to the Nasdaq National Market requirements. Subject to the provisions of the LTIP, the Board has the authority to interpret the provisions of the LTIP, to adopt any rules, procedures and forms necessary for the operation and administration of the LTIP, and to determine all questions relating to the eligibility and other rights of all persons under the LTIP.

Eligibility.    All employees of the Company and its subsidiaries and affiliates are eligible to be selected as participants. The Company's non-employee directors as well non-employee service providers are also eligible to be selected for grants under the LTIP.

Shares Available for Grant; Individual Grant Limits.    The LTIP provides that the Board has authorized up to 550,000 shares of Common Stock for issuance under the LTIP. No more than 200,000 shares may be issued, or in the case of cash-based awards, no more than $10,000,000 may be granted, with respect to grants made in any single year (including each fiscal year within a performance period of more than one fiscal year) to any individual participant. If a grant expires or is canceled, any shares which were not issued or fully vested under the grant at the time of expiration or cancellation will again be available for grants. Any shares of Common Stock used for the payment of required tax withholding amounts or the exercise price applicable to a grant, shall count against the total number of shares available for issuance under the Plan. Shares of Common Stock underlying grants that can only be settled in cash will not be counted against the aggregate number of shares available for grants under the LTIP.

The shares of Common Stock deliverable under the LTIP may consist in whole or in part of unissued shares or reacquired shares.

Adjustments.    The number and kind of shares of Common Stock available for grants under the LTIP, the number and kind of shares of Common Stock issued in respect of outstanding grants, the exercise price, grant price or purchase price and any individual limitations applicable to grants are subject to adjustment if there are changes affecting the Common Stock, such as a merger, consolidation, stock dividend, split-up, combination, or exchange of shares, recapitalization or change in capitalization with respect to the shares of Common Stock. Each such adjustment, however, with respect to incentive stock options shall be made in accordance with the provisions of Section 424(h) of the Code and any regulations or guidance promulgated thereunder; and no such adjustment shall cause any grant under the LTIP which is or becomes subject to Section 409A of the Code to fail to comply with the requirements of such section.

No Repricing.    Except as required by the adjustment provision described above, no stock options or stock appreciation rights granted under the LTIP may be repriced unless such action is approved by the stockholders of the Company.

Types of Awards.    The LTIP permits the grant of any or all of the following types of awards: (1) stock options, including incentive stock options and nonqualified stock options, (2) stock appreciation rights ("SARs"), in tandem with stock options or free-standing, (3) restricted stock, (4) performance stock, (5) phantom units (which may be granted as restricted stock units, performance units, units denominated in cash, or deferred units), and (6) other equity-based awards, including dividend equivalents.

Stock Options.    Options may be either "Incentive Stock Options," as defined in Section 422 of the Code, or options not intended to be so qualified ("Nonqualified Options"). The Board may grant more than one option to a participant during the life of the LTIP, and such option may be in addition to an option or options previously granted. However, the aggregate fair market value of stock with respect to which Incentive Stock Options are exercisable for the first time by such individual during any calendar year (under all stock option plans of the Company and its subsidiaries) may not exceed $100,000. Incentive Stock Options may not be granted at less that 100% of the fair market value of the shares on the date of grant. However, if any Incentive Stock Option is granted to an individual who owns more than 10% of the total combined voting power of all classes of stock of the Company, actually or constructively under Section 424 of the Code, the exercise price shall be 110% of the fair market value of the stock subject to the option in the date of grant. Incentive Stock Options may only be granted to eligible employees.

The LTIP also provides that Nonqualified Options may not be granted at less than 100% of the fair market value of shares on the date of grant.

Options granted pursuant to the LTIP will generally be transferable only by will or by laws governing descent and distribution, and during the lifetime of an optionee, will be exercisable only by the optionee. However, subject to the approval of the Board, the LTIP provides that an option may be transferable, as permitted under the Exchange Act, as long as such transfers are made to one or more of the following: family members, including children of the optionee, the spouse of the optionee, or grandchildren of the optionee, trusts for such family members or charities ("Transferees"), and provided that such transfer is a bona fide gift and, accordingly, the optionee receives no consideration for the transfer, and that the options transferred continue to be subject to the same terms and conditions that were applicable to the options immediately prior to the transfer. In the event of such a transfer, the Transferee may not subsequently transfer such option. However, the designation of a beneficiary will not constitute a transfer.

Unless otherwise provided in a stock option award agreement, no option will be exercisable following three months after termination of employment with the Company (or such shorter or longer period as the option may provide) unless such termination of employment occurs by reason of disability or death. In the event of the disability or death of an optionee while employed or in service of the Company or any subsidiary of the Company, the options or unexercisable portions thereof, to the extent exercisable on the date of disability or death, shall be exercisable for a period not to exceed the expiration of one year from the date of disability or death, subject to the terms of the stock option agreement. In no event, however, shall an option be exercisable after the expiration of ten years from the date such option was granted (five years in the case of Incentive Stock Options granted to an optionee owning more than 10% of the voting power of stock of the Company), or beyond the term for which it was granted.

Payment for shares of Common Stock purchased upon exercise of an option granted under the LTIP shall be made in full at the time of such exercise, in cash or in shares of Common Stock (valued at fair market value), or in a combination of cash and shares of Common Stock, or by such other methods as may be approved by the Committee.

Stock Appreciation Rights.    A SAR represents the right to receive, upon exercise, a payment which is equal to the increase (if any) in the fair market value of a share of Common Stock between the date of grant and the date of exercise. The payment for the increase in value may be made in the form of Common Stock, cash or in a combination of Common Stock and cash. The exercise price of a SAR may not be less than the fair market value per share of Common Stock on the date of grant.

A SAR may be granted free-standing or in tandem with new options. However, a SAR which is issued in tandem with an Incentive Stock Option will be subject to the following rules: (i) it will expire no later than at the expiration of the Incentive Stock Option; (ii) payment under the SAR will not exceed 100% of the difference between the exercise price of the option and the fair market value of stock on the date the SAR is exercised; (iii) it will be transferable only when the option is transferable, and under the same conditions; (iv) it will be exercisable only when the option is exercisable; and (v) it may only be exercised when the fair market value of the Company's stock exceeds the exercise price of the option. Subject to applicable law, payment by the Company upon exercise of a SAR will be in cash, stock, or any combination thereof as the Board shall determine.

Unless otherwise provided in an award agreement, no SAR will be exercisable following three months after termination of employment with the Company (or such shorter or longer period as the SAR may provide) unless such termination of employment occurs by reason of disability or death. In the event of the disability or death of the grantee while employed or in service of the Company or any subsidiary of the Company, the SAR or unexercisable portion thereof, to the extent exercisable on the date of disability or death, shall be exercisable for a period not to exceed the expiration of one year from the date of disability or death, subject to the terms of the award agreement. In no event, however, shall a SAR be exercisable after the expiration of ten years from the date such SAR was granted.

Restricted Stock.    The LTIP provides that each grant of restricted stock shall include a description of the restrictions applicable to the grant and the conditions on which the restrictions may be removed. Each grant will also provide whether the recipient must pay any amount in connection with the grant and, if so, the amount and terms of that payment. Additionally, each grant will provide for treatment upon the participant's termination of employment or service with the Company, or upon a change of control of the Company.

Performance Stock.    The LTIP provides that each grant of performance stock shall include a description of any applicable provisions relating to the performance period and performance goals. In general, performance stock awards offer certain employees or non-employee directors the potential for substantial financial incentives based on continued service and the achievement of long-term Company performance goals, but in a manner that also places such individuals' compensation at risk in the event of poor Company performance. Additionally, each grant will provide for treatment upon the participant's termination of employment or service with the Company, or upon a change of control of the Company.

Performance Goals.    As noted above, performance criteria established by the Committee may include or relate to stock price, earnings per share before or after extraordinary items, earnings before interest, taxes, depreciation, amortization or extraordinary items, return on equity (gross or net), before or after extraordinary items, net income, earnings before any or all of interest, taxes, minority interest, depreciation and amortization, sales or revenue, return on assets, capital or investment, expense reduction goals, implementation or completion of critical projects or processes, cash flow measures, profit or margins; achievement of strategic goals, performance of the Company's sales force or product line, economic value added (net operating profit after tax minus the sum of capital multiplied by the cost of capital), operating measures (including, but not limited to, productivity, efficiency, quality), or any combination of, or a specified increase in, any of the foregoing. In addition, performance goals may be based on one or more business criteria, one or more business units, divisions, products or geographic areas of the Company, its subsidiaries or affiliates, or the Company as a whole, and if so desired by the Committee, by comparison with a peer group of companies. A performance goal need not be based upon an increase or positive result under a particular business criterion and could include, for example, maintaining the status quo or limiting economic losses (measured, in each case, by reference to specific business criteria). As determined in the sole discretion of the Committee, the performance goals for any performance period may be measured on an absolute basis or in relation to a pre-established target, prior year's results or a peer group or an index.

The Committee also has the authority to make equitable adjustments, to the extent not inconsistent with Section 162(m) of the Code, to reflect the impact of extraordinary items not reflected in performance goals, including profits or loss attributable to acquisitions or dispositions of stock or assets, intangibles/goodwill amortization charges attributable to acquisitions or dispositions of stock or assets, changes in accounting standards, items of gain, loss or expense related to restructuring charges, items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business, items of gain, loss or expense for the year related to discontinued operations, capital expenditures, share repurchases and other changes in the number of outstanding shares, fees and expenses associated with a business transaction such as investment banking fees and/or legal, accounting or tax planning fees, charges or amortization related to intangibles/goodwill, and such other items as may be prescribed by Section 162(m) of the Code. The performance goals may include a threshold level of performance below which no compensation will be earned, levels of performance at which specified compensation will be earned, and a maximum level of performance beyond which no additional compensation will be earned.

Phantom Units.    The LTIP provides that each grant of phantom units, subject to Section 409A of the Code, shall include a description of the restrictions applicable to the grant and the conditions on which the restrictions may be removed, including vesting dates. Additionally, each grant will contain provisions for treatment upon the participant's termination of employment or service with the Company, or upon a change of control of the Company. The terms of each grant of phantom units shall include the number of shares of Common Stock underlying the grant, or in the case of phantom units denominated in cash, the amount of cash represented by each phantom unit. Upon vesting, unless otherwise provided at the time of grant, a grant of phantom units denominated in shares of Common Stock will be settled for a per-unit value equal to (1) the fair market value of a share of Common Stock on the vesting date, plus (2) the aggregate amount of cash dividends paid on a share of Common Stock for the period beginning on the grant date and ending on the vesting date. Payment may be made in cash, Common Stock or a combination thereof as determined by the Committee.

Other Equity-Based Awards.    The LTIP provides that other forms of grants valued by reference to or otherwise based on Common Stock, including dividend equivalents, may be granted alone or in addition to other LTIP grants (except for stock options and SARs), and subject to such vesting conditions (including performance goal achievement) as determined in the sole discretion of the Board, subject to the terms of the LTIP.

Amendment or Termination of the Plan.    The Board may suspend, amend or terminate the LTIP at any time and in such respects as it shall deem advisable, provided that, stockholder approval will be required for any amendment that would: (a) increase the aggregate number of shares available for issuance under the LTIP, (b) extend the term of the LTIP, (c) materially expand the types of awards available under the LTIP, (d) change the categories of individuals eligible to participate in the LTIP, (e) delete or limit the LTIP's provisions prohibiting repricing, or (f) otherwise require stockholder approval in order to comply with applicable law or Nasdaq National Market rules. The Board may not amend or terminate the LTIP to the extent that such amendment or termination would adversely affect a participant's rights pursuant to an outstanding grant without the consent of the participant.

NEW PLAN BENEFITS

Future grants under the LTIP are within the discretion of the Board and, accordingly, are not yet determinable. In addition, the benefits realized under the LTIP will depend on a number of factors, including the fair market value Common Stock on future dates and the exercise decisions made by optionees. Consequently, it is not possible to determine the benefits that might be received by participants under the LTIP. In addition, grants made under the LTIP, to the extent the LTIP is approved by stockholders, and grants made under the 2007 Stock Incentive Plan described below, are not indicative of grants that may be made in the future, which is in the discretion of the Board.

At the Company's regularly-scheduled Board meeting on March 3, 2011, the Board considered the grant of restricted performance stock and the performance criteria that would be a condition to earning any shares subject to the grant. As a result of the meeting, the Committee directed its compensation consultant, Grant Thornton, and management to provide more information and analysis to the Committee and Board with respect to appropriate performance criteria and the allocation of such grants. The Board subsequently met on March 28, 2011 to consider the additional information provided and, with the recommendation of the Committee, determined to grant restricted performance stock awards to executives and restricted stock with a five-year vesting schedule to non-employee directors with respect to an aggregate of 386,000 shares of Common Stock under the 2007 Stock Incentive Plan, which was previously approved by our stockholders. Of this aggregate number, our Named Executive Officers, non-employee directors and other employees as a group were granted the following number of shares in 2011 under the 2007 Stock Incentive Plan, which will be replaced by the LTIP if approved by the stockholders. The number of shares earned under the performance stock awards will depend on the extent to which both the pre-established EBITDA and earnings per share (EPS) goals are satisfied for the performance period ending on December 31, 2013, and the number of shares in excess of the number of shares earned will be forfeited.

2007 Stock Incentive Plan Grants

Participants	Number of Shares
Mr. Bassoul	200,000
Mr. FitzGerald	80,000
Mr. Brewer	0
Mr. Lindsay	4,000
All Executives as a Group (excluding the Named Executive Officers)	86,000
Non-Executive Directors as a Group	16,000

FEDERAL INCOME TAX CONSEQUENCES OF PARTICIPATION IN THE 2011 LONG TERM INCENTIVE PLAN

Nonqualified Stock Options.    With respect to Nonqualified Options, the difference between the option's exercise price and the fair market value of the underlying Common Stock on the date the option is exercised will be taxable as ordinary income to the optionee and will be deductible by the Company as compensation on such date. Gain or loss on the subsequent sale of such stock will be eligible for capital gain or loss treatment by the optionee and will have no federal income tax consequences to the Company.

An exchange of Common Stock in payment of the option price in the case of a Nonqualified Option is considered a tax-free exchange by the optionee to the extent of a like number of new shares, with the new shares retaining the basis and holding period of the old shares. The fair market value of any additional shares transferred to the optionee (representing the excess of the fair market value of all of the new shares over the fair market value of all of the old shares) will constitute ordinary income to the optionee and be deductible by the Company. This amount then becomes the optionee's basis in such shares.

Incentive Stock Options.    With respect to Incentive Stock Options, if the optionee does not make a disqualifying disposition of stock acquired on exercise of such option, no income for federal income tax purposes will be recognized by the optionee upon the grant or exercise of the option (except that the amount by which the fair market value of the stock at time of exercise exceeds the option price will be a tax preference item under the alternative minimum tax). In the event of a subsequent sale of the Common Stock received upon exercise, any amount realized in excess of cost will be taxed as short-term or long-term capital gain, depending on the period of time that the shares were held, and any loss sustained will be short- or long-term capital loss. In such case, the Company will not be entitled to a deduction for federal income tax purposes in connection with the issuance or exercise of the option.

A disqualifying disposition will occur if the optionee makes a disposition of the shares received upon exercise within two years from the date of grant of the option or within one year after the exercise of the option. If a disqualifying disposition is made, the difference between the option price and the lesser of (i) the fair market value of the Common Stock at the time the option is exercised or (ii) the amount realized upon disposition of the Common Stock will be treated as ordinary income to the optionee at the time of disposition and will be allowed as a deduction to the Company.

An exchange of Common Stock in payment of the option's exercise price in the case of an Incentive Stock Option, if the exchange is not a disqualifying disposition of the stock exchanged, is considered to be tax-free. A number of shares received upon exercise equal to the number of shares exchanged will have a basis equal to the basis of the shares exchanged and the remaining shares received will have a zero basis.

Stock Appreciation Rights.    With respect to SARs, the fair market value of shares issued and the amount of cash paid by the Company upon exercise of such rights will be taxable as ordinary income to the holder of the rights and will be deductible by the Company, in each case on the date of exercise. If shares are issued upon exercise of a SAR, gain or loss on the subsequent sale of such shares will be eligible for capital gain or loss treatment by the recipient and will have no federal income tax consequences to the Company.

Restricted Stock.    With respect to grants of restricted stock, shares may be granted to a participant without recognition of income by the participant as long as the shares are not transferable and remain subject to a substantial risk of forfeiture. Upon the lapse of any restrictions on the transferability of the shares or the lapse of the conditions creating the risk of forfeiture, the participant is required to recognize ordinary income to the extent of the excess of the fair market value of the shares, determined at the time of the lapse of the applicable restrictions, over the price, if any, paid for the shares. The participant may, alternatively, elect to recognize income on the date of grant, in the amount of the then difference between the value of unrestricted shares and the price, if any, paid by the participant for the restricted shares. The Company is generally allowed a deduction in an amount equal to the income recognized by the participant in the year such income is recognized. Unless the election referred to above, known as an 83(b) election, is made, dividends received during the continuation of restrictions on shares will be taxable to the participant as ordinary income for the periods in which such dividends are received, and such dividends will be deductible by the Company as compensation. Dividends received after the restrictions cease to apply will be taxed as dividends to the participant and will not be deductible by the Company.

Performance Stock.    The tax consequences with respect to grants of performance stock will generally be the same as summarized above under the heading Restricted Stock.

Phantom Units.    In general, a participant will not recognize any income upon the grant of phantom units. Rather, upon the settlement of the phantom units, the participant will recognize ordinary income equal to the amount of cash or the fair market value of Common Stock received, as applicable. The Company will generally be entitled to a tax deduction at such time equal to the amount of income recognized by the participant.

Other Equity-Based Awards.    In general, a participant will recognize ordinary income upon the receipt of shares or cash with respect to other equity-based awards granted under the LTIP and the Company will become entitled to a deduction at such time equal to the amount of income recognized by the participant.

Section 162(m).    Compensation paid to each person who is a "covered employee" of the Company is subject to the tax deduction limits of Section 162(m) of the Internal Revenue Code. Grants that qualify as "performance-based compensation" are exempt from Section 162(m), thus allowing the Company the full federal tax deduction otherwise permitted for such compensation. If approved by the Company's stockholders, the LTIP is intended to enable the Compensation Committee to make grants to covered employees that will be exempt from the deduction limits of Section 162(m). However, no assurances can be made in this regard.

Section 409A.    The American Jobs Creation Act of 2004 added Section 409A to the Code, which imposes restrictions on "nonqualified deferred compensation." Code Section 409A generally applies to amounts deferred after December 31, 2004. Generally, options and SARs with an exercise price at least equal to the fair market value of the underlying stock on the date of grant and restricted stock will not be considered deferred compensation if such awards do not include any other feature providing for the deferral of compensation. However, phantom units may be subject to Section 409A. Failure to follow the provisions of Section 409A of the Code can result in taxation to the grantee of a 20% excise tax and interest on the taxable amount and, depending on the state, additional state taxes. It is intended that payments and benefits under the LTIP comply with or be exempt from Section 409A of the Code. If taxes or penalties under Section 409A of the Code are imposed on a grantee in connection with the Plan, such grantee will be solely responsible and liable for the satisfaction of all such taxes and penalties, and neither the Company nor any affiliate will have any obligation to indemnify or otherwise hold the grantee (or any beneficiary) harmless from any or all of such taxes or penalties.

The described tax consequences are based on current laws, regulations and interpretations thereof, all of which are subject to change. In addition, the discussion above is limited to federal income taxes and does not attempt to describe state and local tax effects which may apply to participants or the Company.

Vote Required for Approval; Board Recommendation

The vote of a majority of votes cast at the Meeting, at which a quorum is present, is necessary to approve the proposal to approve the 2011 Long-Term Incentive Plan attached to this Proxy Statement as Appendix A.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE 2011 LONG-TERM INCENTIVE PLAN.

PROPOSAL NO. 3—ADOPTION OF THE VALUE CREATION INCENTIVE PLAN

The Company has adopted The Middleby Corporation Value Creation Incentive Plan ("VCIP"), effective as of March 3, 2011, subject to stockholder approval. The VCIP, if approved, will replace and supersede The Middleby Corporation Management Compensation Incentive Plan and The Middleby Corporation Executive Officers Incentive Plan ("Prior Incentive Plans"). The Prior Incentive Plans were previously approved by the stockholders, most recently in 2005 and 2008, respectively.

The Board believes that annual incentive compensation is an important element of compensation that serves to attract and retain the best possible management talent and to motivate these employees to achieve financial goals which create value for the Company and its stockholders. The Board has determined to replace the two Prior Incentive Plans with a single incentive plan, the VCIP, to align with market practice, and to provide an array of performance goals that may be selected under the VCIP in order to drive corporate results. Payment of awards under the VCIP is contingent on the Company's achieving certain performance goals established by the Compensation Committee of the Board of Directors (the "Committee"). Section 162(m) of the Code ("Section 162(m)") denies a tax deduction for certain compensation in excess of $1 million per year paid by a public company to its CEO and to the three most highly compensated executive officers (other than the CEO and the CFO) for whom compensation disclosure is required under the proxy rules ("Covered Employees"). Certain compensation, including compensation based on the attainment of pre-established performance goals, is excluded from this deduction limit if certain requirements are met, including approval of the plan and performance goals by stockholders.

The Board of Directors believes that it is in the Company's best interest that the VCIP be in compliance with the performance-based compensation requirements of Section 162(m) of the Code. If the VCIP is not approved by stockholders, any bonus payable to employees who are Covered Employees for purposes of Section 162(m) will not qualify for the exclusion from the deduction limit of Section 162(m). Accordingly, the Board recommends approval of the VCIP. The following summary of the principal features of the VCIP is qualified in its entirety by the VCIP itself, which is attached to this Proxy Statement as Appendix B.

Principal Features of the Value Creation Incentive Plan

Administration by Committee.    The VCIP will be administered by a committee comprised solely of two or more independent directors of the Company. The Compensation Committee is presently serving as the administrator of the VCIP.

Eligibility.    Under the VCIP, employees of the Company who are selected by the Committee and who have been employed by the Company for at least six months are eligible to receive incentive compensation under the VCIP.

Performance Criteria.    Payments under the VCIP for any fiscal year are based on attainment of pre-established performance goals approved by the Committee. Performance criteria established by the Committee may include or relate to stock price, earnings per share before or after extraordinary items, earnings before interest, taxes, depreciation, amortization or extraordinary items, return on equity (gross or net), before or after extraordinary items, net income, earnings before any or all of interest, taxes, minority interest, depreciation and amortization, sales or revenue, return on assets, capital or investment, expense reduction goals, implementation or completion of critical projects or processes, cash flow measures, profit or margins; achievement of strategic goals, performance of the Company's sales force or product line, economic value added (net operating profit after tax minus the sum of capital multiplied by the cost of capital), operating measures (including, but not limited to, productivity, efficiency, quality), or any combination of, or a specified increase in, any of the foregoing. In addition, performance goals may be based on one or more business criteria, one or more business units, divisions, products or geographic areas of the Company, its subsidiaries or affiliates, or the Company as a whole, and if so desired by the Committee, by comparison with a peer group of companies. A performance goal need not be based upon an increase or positive result under a particular business criterion and could include, for example, maintaining the status quo or limiting economic losses (measured, in each case, by reference to specific business criteria). As determined in the sole discretion of the Committee, the performance goals for any performance period may be measured on an absolute basis or in relation to a pre-established target, prior year's results or a peer group or an index.

The Committee also has the authority to make equitable adjustments, to the extent not inconsistent with Section 162(m) of the Code, to reflect the impact of extraordinary items not reflected in performance goals, including profits or loss attributable to acquisitions or dispositions of stock or assets, intangibles/goodwill amortization charges attributable to acquisitions or dispositions of stock or assets, changes in accounting standards, items of gain, loss or expense related to restructuring charges, items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business, items of gain, loss or expense for the year related to discontinued operations, capital expenditures, share repurchases and other changes in the number of outstanding shares, fees and expenses associated with a business transaction such as investment banking fees and/or legal, accounting or tax planning fees, charges or amortization related to intangibles/goodwill, and such other items as may be prescribed by Section 162(m) of the Code. The performance goals may include a threshold level of performance below which no compensation will be earned, levels of performance at which specified compensation will be earned, and a maximum level of performance beyond which no additional compensation will be earned.

Performance Periods.    Bonuses under the VCIP will be paid based on attainment of performance goals with respect to a designated Performance Period, which will be a fiscal year of the Company or such longer period as the Committee may determine. For Covered Employees, performance goals must be established in writing prior to the expiration of any prescribed time period for the pre-establishment of performance goals under Section 162(m) of the Code.

Amounts of Bonuses; Individual Limitation.    For each Performance Period, the Committee must establish one or more formulas or standards for determining the amounts of bonuses which may be paid to VCIP participants. The Committee has the discretion to establish the amount of any Bonus payable to any participant other than a Covered Employee. The Committee may only reduce and may not increase the amounts payable to Covered Employees below the formula or standard amount to reflect individual performance and/or unanticipated factors. The maximum amount that can be paid for any fiscal year to any Covered Employee under the VCIP is $8,000,000. This limit is established for purposes of qualifying the VCIP under Section 162(m) of the Code and does not require the Committee to award any specific amount pursuant to the VCIP.

Payment of Bonuses.    Payments of bonuses earned under the VCIP are made in cash after the completion of the year-end audit, generally on or about March 1 following the fiscal year end, provided that in no event will payment be made later than the date which is 2 1/2 months following the fiscal year end. For Covered Employees, the Committee must certify in writing the achievement of the applicable performance goals and the amount of any bonuses to be paid to Covered Employees under the applicable formulas or standards. The Committee has the flexibility to (i) pay pro-rata bonuses to employees who would otherwise be eligible, but who are not employed by the Company on the last business day of the fiscal year, provided that the pre-established performance goals approved by the Committee are attained and (ii) and to pay pro-rata bonuses based on a period shorter than a full fiscal year, subject to attainment of prorated pre-established performance goals, provided, however, that for Covered Employees bonuses will not be paid unless and until certification requirements under Section 162(m) are met.

Amendment and Termination.    The Board may amend the VCIP from time to time to the extent such amendment may be made without stockholder approval and without jeopardizing qualification of bonuses to Covered Employees as performance-based compensation under Section 162(m) of the Code.

Acceleration Events.    Upon a Change of Control of the Company (as defined in the VCIP), a pro-rata bonus will become vested and payable based on actual performance in relation to the pre-established performance goals immediately prior to the Change of Control, as appropriately adjusted to reflect the shortened performance period. Following a Change of Control, the Committee would not be permitted to reduce the amounts of bonuses payable to any participant below what the participant would otherwise be entitled to under the terms of the VCIP, and could make no amendments adverse to any participant without that participant's consent.

Federal Income Tax Consequences.    Each participant in the VCIP will realize ordinary income equal to the amount of any bonus received in the year of payment, and, with the possible exception of bonuses paid upon a Change of Control, the Company will receive a deduction for the amount constituting ordinary income to all participants in the VCIP.

Plan Benefits

Since payments under the Value Creation Incentive Plan are based on Company performance in 2011 and thereafter, the benefits receivable by Plan participants in respect of 2011 are not presently determinable. Bonuses earned for 2010 by the named executive officers under the Prior Incentive Plans are set forth in the "Non-Equity Incentive Plan Compensation" column of the Summary Compensation Table. Aggregate 2010 bonuses earned for all executive officers were approximately $10,560,000. Non-employee directors are not eligible to participate in the VCIP.

Vote Required for Approval; Board Recommendation

The vote of a majority of votes cast at the Annual Meeting, at which a quorum is present, is necessary to approve the Value Creation Incentive Plan.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE ADOPTION OF THE VALUE CREATION INCENTIVE PLAN.

PROPOSAL NO. 4—ADVISORY VOTE ON
EXECUTIVE COMPENSATION

Pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act, the SEC enacted requirements for the Company to include in this proxy statement a separate resolution, subject to an advisory (non-binding) vote, to approve the compensation of its Named Executive Officers. This proposal is commonly referred to as a "Say on Pay" proposal. As required by these rules, the Company is asking stockholders to vote FOR the adoption of the following resolution:

"Resolved, the compensation paid to the Company's Named Executive Officers, as disclosed pursuant Item 402 of Regulation S-K of the Securities Exchange Act of 1934, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED."

As an advisory (non-binding) vote, this proposal is not binding on the Company. Although the vote is non-binding, the Board and the Compensation Committee value the opinions of its stockholders and will consider the outcome of the vote when making future compensation decisions for its Named Executive Officers.

As outlined in the Compensation Discussion and Analysis ("CD&A") section that begins at page 11, the Company's compensation program is designed to maximize strategic Company goals based on the following objectives:

  •
  attract and retain executive talent;

  •
  link executive compensation with operating performance;

  •
  link executive long-term compensation with stockholder interests; and

  •
  performance-based compensation to comply with Section 162(m) of the Internal Revenue Code.

The Compensation Committee and the Board believe that the policies and procedures articulated in the CD&A are effective in achieving its goals and that the compensation of its Named Executive Officers reported in this proxy statement has contributed to the Company's recent and long-term success. The Company encourages stockholders to review the executive compensation disclosure and executive compensation tables in the CD&A section for complete details of how its executive compensation policies and procedures operate and are designed to achieve the Company's compensation objectives.

Vote Required for Approval; Board Recommendation

The vote of a majority of votes cast at the Meeting, at which a quorum is present, is necessary for advisory approval of this proposal. Although this vote is advisory in nature and does not impose any action on the Company or the Committee, the Company strongly encourages all stockholders to vote on this matter.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE COMPANY'S EXECUTIVE COMPENSATION AS DISCLOSED IN THIS PROXY STATEMENT.

PROPOSAL NO. 5—ADVISORY VOTE ON
FREQUENCY OF SAY ON PAY VOTE

The "Say on Pay" rules also require the Company to include in this proxy statement a separate resolution subject to an advisory (non-binding) vote as to whether the Company should hold an advisory vote on executive compensation every one, two or three years.

Please mark your proxy card to indicate your preference on this proposal by indicating whether the Company should hold an advisory vote on executive compensation every one, two or three years or your abstention if you wish to abstain.

As an advisory (non-binding) vote, this proposal is not binding on the Company. Although the vote is non-binding, the Board and the Compensation Committee value the opinions of its stockholders and will consider the outcome of the vote when determining the frequency at which to hold an advisory vote on executive compensation.

After considering the benefits and consequences of each option for the frequency of submitting the advisory vote on executive compensation to stockholders, the Board recommends submitting the advisory vote on the compensation of its Named Executive Officers to its stockholders every three years (triennially). A triennial vote will provide the Company with the time to thoughtfully respond to stockholders' sentiments and implement any necessary changes. The Company carefully reviews changes to its compensation of Named Executive Officers to maintain consistency and credibility, which is important in motivating and retaining employees. The greater time period between votes will also allow the Compensation Committee to consider various factors that impact the Company's financial performance, stockholder sentiments and executive pay on a long-term basis, while avoiding over-emphasis on short term variations in compensation and business results. The Board believes anything less than a triennial vote will yield a short-term mindset and detract from the long-term interests and goals of the Company.

Notwithstanding the Board's recommendation and the outcome of the stockholder vote, the Board may in the future decide to conduct advisory votes on a more or less frequent basis and may vary its practice based on factors such as discussions with stockholders and the adoption of material changes to compensation programs.

Vote Required for Approval; Board Recommendation

Generally, the vote of a majority of votes cast at the Meeting, at which a quorum is present, is necessary for advisory approval of a proposal. However, because this vote is advisory in nature, if no one single choice (one, two or three years) receives a total majority of the votes, the option receiving the highest number of votes will be considered the option chosen by the stockholders. Although this vote is advisory in nature and does not impose any action on the Company or the Committee, the Company strongly encourages all stockholders to vote on this matter.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" A FREQUENCY OF "THREE YEARS" FOR AN ADVISORY VOTE ON EXECUTIVE COMPENSATION.

PROPOSAL NO. 6—RATIFICATION OF SELECTION OF
INDEPENDENT PUBLIC ACCOUNTANTS

Deloitte & Touche LLP served as independent public accountants for the Company for the fiscal year ended January 1, 2011. The Audit Committee has selected Deloitte & Touche LLP to continue to provide audit services for the current fiscal year ending December 31, 2011. Accordingly, the Board recommends that stockholders ratify the selection of Deloitte & Touche LLP to audit the Company for the current fiscal year. Representatives of Deloitte & Touche LLP are expected to attend the annual meeting, to make a statement if they desire to do so and to be available to respond to appropriate questions.

Vote Required for Approval; Board Recommendation

The vote of a majority of votes cast at the Meeting, at which a quorum is present, is necessary to approve the proposal to ratify the selection of Deloitte & Touche LLP as the Company's independent public accountants.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE SELECTION OF DELOITTE & TOUCHE LLP.

MISCELLANEOUS

The Company's 2010 Annual Report to Stockholders, as well as the Company's quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to such reports are available, free of charge, on the Company's internet website, www.middleby.com. These reports are available as soon as reasonably practicable after they are electronically filed with or furnished to the SEC.

Cost of Solicitation

This solicitation of proxies is made by the Company, and all expenses incurred in the solicitation of proxies will be borne by the Company. In addition to the use of the mails, proxies may be solicited on behalf of the Company by directors, officers and employees of the Company or by telephone, telecopy or electronically via the Internet. The Company will reimburse brokers and others holding Common Stock as nominees for their expenses in sending proxy material to the beneficial owners of such Common Stock and obtaining their proxies.

Requirements and Procedures for Submission of Stockholder Nominations of Director Candidates and Proposals of Security Holders

Stockholder Nominations of Director Candidates.    In order to have a director nominee considered by the Board for inclusion on the slate of nominees, a stockholder must submit the recommendation in writing to the Secretary of the Company and must include the following information: (a) as to each person whom the stockholder proposes to nominate for election as a director (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class or series and number of shares of Common Stock which are owned beneficially or of record by the person and (iv) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (b) as to the stockholder giving the notice (i) the name and record address of such stockholder, (ii) the class or series and number of shares of Common Stock which are owned beneficially or of record by such stockholder, a (iii) description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder, (iv) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice and (v) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.

To be timely, a stockholder's notice to the Secretary must be delivered to or mailed and received at the principal executive offices of the Company (a) in the case of an annual meeting, not less than ninety (90) days nor more than one hundred twenty (120) days prior to the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is called for a date that is not within thirty (30) days before or after such anniversary date, notice by the stockholder in order to be timely must be so received not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure of the date of the annual meeting was made, whichever first occurs; and (b) in the case of a special meeting of stockholders called for the purpose of electing directors, not later than the close of business on the tenth (10th) day following the day on which notice of the date of the special meeting was mailed or public disclosure of the date of the special meeting was made, whichever first occurs.

Stockholder Proposals.    Proposals of stockholders intended to be presented at the 2012 Annual Meeting of Stockholders under SEC Rule 14a-8 must be received by the Secretary of the Company at the Company's principal executive offices for inclusion in the Company's Proxy Statement and form of proxy relating to the 2012 Annual Meeting no later than December 1, 2011.

For a stockholder proposal outside the processes of Rule 14a-8 to be considered timely, the stockholder proposal must be received by the Company's Secretary no earlier than January 11, 2012 or later than February 10, 2012, provided that, in the event that the 2012 Annual Meeting of Stockholders is called for a date that is earlier than April 11, 2012 or later than June 10, 2012, the stockholder proposal, to be timely, must be received not later than the close of business on the tenth day following the day on which the Company's notice of the date of the 2012 Annual Meeting of Stockholders was mailed or public disclosure was made, whichever first occurs, and must otherwise comply with the requirements set forth in the Company's Bylaws.

By Order of the Board of Directors
MARTIN M. LINDSAY Treasurer

Dated: April 1, 2011

 Appendix A

THE MIDDLEBY CORPORATION
2011 LONG-TERM INCENTIVE PLAN

Introduction

The Middleby Corporation 2011 Long-Term Incentive Plan (the "Plan") is intended to promote the interests of the Company and its stockholders by providing officers and other employees of the Company and its affiliates (including directors who are also employees of the Company or its affiliates) with appropriate incentives and rewards to encourage them to enter into and continue in the employ of the Company and its affiliates and to acquire a proprietary interest in the long-term success of the Company; and to reward the performance of individual officers, other employees, non-employee directors and consultants in fulfilling their personal responsibilities for long-range achievements. The Plan is also designed to encourage stock ownership by such persons, thereby aligning their interest with those of the Company's stockholders and to permit the payment of compensation that qualifies as performance-based compensation under Section 162(m) of the Code. The Plan has been adopted and approved by the Board (defined below) and shall become effective as of May 11, 2011, subject to the approval of the stockholders of the Company.

ARTICLE I
DEFINITIONS

Section 1.1    "Board" means the Company's Board of Directors.

Section 1.2    A "Change of Control" shall occur on the date on which:

(1)
Any Person (as defined below) becomes the beneficial owner directly or indirectly (within the meaning of Rule 13d-3 under the Exchange Act) of more than 35% of the Company's then outstanding voting securities (measured on the basis of voting power);

(2)
There is consummated a merger or consolidation, other than (i) a merger or consolidation immediately following which the voting securities of the Company outstanding immediately prior thereto continue to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company, at least 50% of the combined voting power of the voting securities of the Company, such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person acquires more than 35% of the combined voting power of the Company's then outstanding securities;

(3)
individuals who, as of the Effective Date, constituted the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding for this purpose any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

(4)
the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

Notwithstanding the foregoing, a "Change of Control" shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the common stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions.

For purposes of the Plan, "Person" shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof; however, a Person shall not include (w) the Company or any of its subsidiaries, (x) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its subsidiaries, (y) an underwriter temporarily holding securities pursuant to an offering of such securities, or (z) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Stock.

Section 1.3    "Code" means the Internal Revenue Code of 1986, as amended.

Section 1.4    "Committee" means a committee of the Board, which shall consist of two or more persons, each of whom shall qualify as an "outside director" within the meaning of Section 162(m) of the Code, a "nonemployee director" within the meaning of Rule 16b-3 and an "independent director" within the meaning of the NASDAQ Stock Market Rules.

Section 1.5    "Company" means The Middleby Corporation, a Delaware corporation.

Section 1.6    "Covered Employee" shall have the meaning set forth in Section 162(m) of the Code.

Section 1.7    "Eligible Participant" means any employee of an Employer, any non-employee director of the Company or service provider, not employed as an employee, providing services to the Company or an affiliate or subsidiary of the Company.

Section 1.8    "Employer" means the Company or any affiliate or subsidiary of the Company.

Section 1.9    "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and as now or hereafter construed, interpreted and applied by regulations, rulings and cases.

Section 1.10    "Fair Market Value" means, as of the relevant date, the closing price of Stock on the national stock exchange or automated quotation system on which the Stock is then listed or, if there was no trading in Stock on that date, the closing price of Stock on such exchange or automated quotation system on the next preceding date on which there was trading in Stock.

Section 1.11    "Grant" means any award of Options, Stock Appreciation Rights, Restricted Stock, Performance Stock, Phantom Units or Other Equity-Based Award (or any combination thereof) made under this Plan to an Eligible Participant.

Section 1.12    "NASDAQ Stock Market Rules" means the Qualitative Listing Requirements for Issuers Listed on the Exchange published by the NASDAQ Stock Market.

Section 1.13    "Non-Employee Director" means a member of the Board who is not an employee of an Employer.

Section 1.14    "Option" means any stock option granted under this Plan.

Section 1.15    "Other Equity-Based Award" means a Grant made pursuant to Article IX.

Section 1.16    "Performance Goals" means on or more following criteria, which may be Company-wide or specific to a subsidiary, affiliate, division, strategic business unit, department, function, product, and/or geographic area: (1) return on total stockholder equity (including growth measures); (2) earnings per share or earnings per share growth of Company common stock; (3) net earnings or net income (before or after taxes); (4) earnings before any or all of interest, taxes, minority interest, depreciation and amortization; (5) sales or revenues (including net sales or revenue growth); (6) return or growth on assets, capital or investment; (7) market share; (8) expense reduction goals; (9) implementation or completion of critical projects or processes; (10) cash flow (including operating cash flow, free cash flow, cash flow return on equity, and cash flow return on investment); (11) gross, operating or net profit or margins (including net operating profit or net operating profit after tax); (12) achievement of strategic goals; (13) growth and/or performance of the Company's sales force or product line; (14) economic value added (net operating profit after tax minus the sum of capital multiplied by the cost of capital); (15) operating measures (including, but not limited to, productivity, efficiency, quality); (16) stock price; and (17) any combination of, or a specified increase in, any of the foregoing. A Performance Goal need not be based upon an increase or positive result under a particular business criterion and could include, for example, maintaining the status quo or limiting economic losses (measured, in each case, by reference to specific business criteria). As determined in the sole discretion of the Committee, the Performance Goals for any performance period may be measured on an absolute basis or in relation to a pre-established target, prior year's results or a peer group or an index.

The Committee also has the authority to make equitable adjustments, to the extent not inconsistent with Section 162(m) of the Code, to reflect the impact of extraordinary items not reflected in such goals, including (1) any profit or loss attributable to acquisitions or dispositions of stock or assets, (2) any intangibles/goodwill amortization charges attributable to acquisitions or dispositions of stock or assets, (3) any changes in accounting standards or treatments that may be required or permitted by the Financial Accounting Standards Board or adopted by the Company or its subsidiaries after the goal is established, (4) all items of gain, loss or expense for the year related to restructuring charges for the Company or its subsidiaries, (5) all items of gain, loss or expense for the year determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business (including but not limited to any costs allocated to the Company by any entity that acquires the Company), (6) all items of gain, loss or expense for the year related to discontinued operations that do not qualify as a segment of a business as defined in APB Opinion No. 30 (or successor literature), (7) the impact of capital expenditures, (8) the impact of share repurchases and other changes in the number of outstanding shares, (9) fees and expenses associated with a business transaction such as investment banking fees and/or legal, accounting or tax planning fees, (10) charges or amortization related to intangibles/goodwill, and (11) such other items as may be prescribed by Section 162(m) of the Code. The performance goals may include a threshold level of performance below which no compensation will be earned, levels of performance at which specified compensation will be earned, and a maximum level of performance beyond which no additional compensation will be earned.

Section 1.17    "Performance Stock" means Stock issued pursuant to Article VII.

Section 1.18    "Phantom Unit" shall mean the right, granted pursuant to Article VIII, to receive in cash or shares the Fair Market Value of a share of Stock or, in the case of a Grant denominated in cash, to receive the amount of cash per unit that is determined by the Committee in connection with the Grant.

Section 1.19    "Plan" means The Middleby Corporation 2011 Stock Incentive Plan, as set out in this document and as subsequently amended.

Section 1.20    "Prior Equity Plans" means, collectively, The Middleby Corporation 2007 Stock Incentive Plan and The Middleby Corporation 1998 Stock Incentive Plan, as such plans may have been amended from time to time and as in effect as of the Effective Date.

Section 1.21    "Recipient" means an Eligible Participant to whom a Grant has been made.

Section 1.22    "Restricted Stock" means Stock transferred to a Recipient in a Grant which is, at the date on which the Grant is made, both (i) not "transferable" and (ii) "subject to a substantial risk of forfeiture," within the meaning of Section 83 of the Code.

Section 1.23    "Rule 16b-3" means Rule 16b-3, as from time to time in effect promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act, including any successor to such Rule.

Section 1.24    "Stock" means the Company's authorized common stock, par value $.01 per share.

Section 1.25    "Stock Appreciation Right" means a right transferred to a Recipient under a Grant which entitles the Recipient, upon exercise, to receive a payment (in cash, Stock or a combination of cash and Stock) which is equal to the increase (if any) in the Fair Market Value of a share of Stock between the date as of which the Grant was made and the date as of which the right is exercised.

Section 1.26    The masculine gender includes the feminine, and the singular number includes the plural, unless a different meaning is clearly required by the context.

ARTICLE II
STOCK AVAILABLE FOR GRANTS

Section 2.1    A maximum of 550,000 shares of Stock are available for Grants under the Plan. In addition, (i) the number of shares of Stock that remain available for issuance as of the Effective Date under the Prior Equity Plans, and (ii) the number of shares of Stock that are subject to awards as of the Effective Date under the Prior Equity Plans that, in the future, are forfeited, cancelled, exchanged or surrendered or terminate (in each case, other than due to the expiration of Options on the expiration date of such Options) under the Prior Equity Plans without a distribution of shares to the Recipient, shall be added to the number of shares available for grant under the Plan. The Stock available for Grants may include unissued or reacquired shares. Upon the approval of the Plan by the stockholders of the Company, no further awards shall be made under the Prior Equity Plans. If any shares subject to a Grant are forfeited, cancelled, exchanged or surrendered or if a Grant otherwise terminates or expires without a distribution of shares to the Recipient, the shares of Stock with respect to such Grant shall, to the extent of any such forfeiture, cancellation, exchange, surrender, termination or expiration, again be available for Grants under the Plan. Notwithstanding the foregoing, shares of Stock that are exchanged by a Recipient or withheld by the Company as full or partial payment in connection with any Grant under the Plan or under the Prior Equity Plans, as well as any shares of Stock exchanged by a Recipient or withheld by the Company or any subsidiary to satisfy the tax withholding obligations related to any Grant under the Plan or under the Prior Equity Plans, shall not be available for subsequent Grants under the Plan. Upon the exercise of any Grant made in tandem with any other Grants, such related Grants shall be canceled to the extent of the number of shares of Stock as to which the Grant is exercised and, notwithstanding the foregoing, such number of shares shall no longer be available for Grants under the Plan. In addition, shares of Stock underlying Grants that can only be settled in cash shall not be counted against the aggregate number of shares of Stock available for Grants under the Plan.

Section 2.2    Except as provided in a grant agreement or as otherwise provided in the Plan, in the event that the Board shall determine that any dividend or other distribution (whether in the form of cash, Stock, or other property), recapitalization, Stock split, reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event, affects the Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Recipients under the Plan, then the Board shall make such equitable changes or adjustments as it deems necessary or appropriate to any or all of (i) the number and kind of shares of Stock or other property (including cash) that may thereafter be issued in connection with Grants or the total number of shares of Stock issuable under the Plan pursuant to Section 2.1, (ii) the number and kind of shares of Stock or other property issued or issuable in respect of outstanding Grants, (iii) the exercise price, grant price or purchase price relating to any Grant, and (iv) any individual limitations or Plan limitations applicable to Grants; provided that, with respect to incentive stock options, any adjustment shall be made in accordance with the provisions of Section 424(h) of the Code and any regulations or guidance promulgated thereunder; and provided further that no such adjustment shall cause any Grant hereunder which is or becomes subject to Section 409A of the Code to fail to comply with the requirements of such section.

ARTICLE III
MAKING GRANTS

Section 3.1    (a) The Board may, at any time while the Plan is in effect and there is Stock available for Grants, make Grants to Eligible Participants; provided, that, subject to the terms of the Plan, the selection of Eligible Participants for participation and decisions concerning the timing, pricing and amount of a Grant shall be made solely by a committee consisting solely of two or more directors who are (a) "non-employee directors" under Rule 16b-3 of the Exchange Act, (b) "outside directors" under Section 162(m) of the Code and "independent directors" pursuant to Nasdaq Stock Market Rules. The maximum aggregate Grants made during any fiscal year to any single executive officer whose compensation is likely to be subject to reporting in the Company's annual proxy statement and to each Covered Employee shall not exceed (i) 200,000 shares of Stock for any fiscal year in which he serves as a Covered Employee or the value of 200,000 shares of Stock or (ii) with respect to any Grant denominated in cash, $10,000,000 for such fiscal year (including each fiscal year within a performance period of more than one fiscal year), in each case subject to adjustment as provided by Section 2.2. Determinations made in respect of the limitation set forth in the preceding sentence shall be made in a manner consistent with Section 162(m) of the Code. Grants of Options intended to be treated as incentive stock options may only be made to employees of an Employer and not to Non-Employee Directors or other service providers. Notwithstanding any provision of the Plan, to the extent that any Grant would be subject to Section 409A of the Code, no such Grant may be made if it would fail to comply with the requirements set forth in Section 409A of the Code and any regulation or guidance promulgated thereunder.

(b)   No Grant may be made after the tenth anniversary of the Effective Date.

(c)   All Grants and any exercises of Grants are conditioned upon stockholder approval of the Plan as described in Section 11.2.

Section 3.2    (a) The terms of each Grant will be set out in a written agreement between the Company and the Recipient.

(b)   Subject to the applicable provisions of Articles IV through IX, a Grant may contain any terms and conditions which the Board determines, as long as they are consistent with the provisions of the Plan. Such terms may, without limitation, include provisions that Grants shall terminate upon termination of employment in specified circumstances.

ARTICLE IV
OPTIONS

Section 4.1    The terms of each Option must include the following:

(a)   The name of the Recipient.

(b)   The number of shares which are subject to the Option.

(c)   The term over which the Option may be exercised.

(d)
A requirement that the Option is not transferable by the Recipient except by will or the laws of descent and distribution and that, during his lifetime, it is exercisable only by him. Provided that, subject to the approval of the Board, an Option may be transferable as permitted under 17 C.F.R. sec. 240.16b-3 and 5, as long as such transfers are made to one or more of the following: family members, including children of the Recipient, the spouse of the Recipient, or grandchildren of the Recipient, trusts for such family members or charities ("Transferees"), provided that (i) such transfer is a bona fide gift and accordingly, the Recipient receives no consideration for the transfer, (ii) the Options transferred continue to be subject to the same terms and conditions that were applicable to the Options immediately prior to the transfer and (iii) the Transferee acknowledges that it is subject to such terms and conditions in a form satisfactory to the Company. In the event of such a transfer, the Transferee may not subsequently transfer this Option. The designation of a beneficiary shall not constitute a transfer.

(e)
A statement of whether the Option is intended to be an "incentive stock option" under Section 422 of the Code or a "nonstatutory stock option".

(f)
The exercise price per share must be at least 100% of the Stock's Fair Market Value on the date the Option is granted.

Section 4.2    An Option which is intended to be an incentive stock option under Section 422 of the Code must contain the following terms:

(a)
The exercise price per share must be at least 100% of the Stock's Fair Market Value on the date the Option is granted.

(b)
The aggregate Fair Market Value (as of the date the Option is granted) of Stock with respect to which incentive stock options are exercisable for the first time by the Recipient during any calendar year (under all stock option plans of the Employers) may not exceed $100,000.

(c)
The term over which the Option may be exercised may never exceed ten years from the date of Grant.

(d)
If the Recipient, at the time the Option is granted, owns 10% or more of the voting stock of an Employer (including Stock which he is deemed to own under Section 424(d) of the Code), the exercise price must be at least 110% of the Stock's Fair Market Value as of the Option's date of grant, and the term of the Option may not be more than five years from the date of grant.

(e)
Each Recipient awarded an incentive stock option under the Plan shall notify the Company in writing immediately after the date he or she makes a "disqualifying disposition" of any shares of Stock acquired pursuant to the exercise of such incentive stock option. A "disqualifying disposition" is any disposition (including any sale) of such Stock before the later of (i) two years after the time of grant of the incentive stock option and (ii) one year after the date the Recipient acquired the shares of Stock by exercising the incentive stock option. The Company may, if determined by the Committee and in accordance with procedures established by it, retain possession of any shares of Stock acquired pursuant to the exercise of an incentive stock option as agent for the applicable Recipient until the end of the period described in the preceding sentence, subject to complying with any instructions from such Recipient as to the sale of such Stock.

Section 4.3    (a) An Option may be exercised, in whole or part, at any time during its term, subject to any specific conditions in the Option's terms and any rules adopted by the Board for the exercise of Options.

(b)    A Recipient may pay the exercise price of an Option on the effective date of such exercise by one or a combination of the following means: (A) in cash or by personal check, certified check, bank cashier's check or wire transfer; (B) in shares of Stock owned by the Recipient and valued at their Fair Market Value on the effective date of such exercise; or (C) by any such other methods (including broker assisted cashless exercise or by attestation) as the Committee may from time to time authorize; provided, however, that in the case of a Recipient who is subject to Section 16 of the Exchange Act, the method of making such payment shall be in compliance with applicable law. Except as authorized by the Committee, any payment in shares of Stock shall be effected by the delivery of such shares to the Secretary of the Company, duly endorsed in blank or accompanied by stock powers duly executed in blank, together with any other documents and evidences as the Secretary of the Company shall require.

(c)    The following rules apply to the exercise of Options, unless otherwise provided in the grant agreement between the Company and the Recipient:

  (i)
  If a Recipient dies, any Option may, to the extent it was exercisable at his death, be exercised by his estate, within one year after his date of death or such shorter period as the Option may provide. Any portion of the Option that has not vested as of the date of death shall be canceled.

  (ii)
  If a Recipient terminates employment because he has become permanently and totally disabled, he may exercise any Option to the extent it was exercisable at his termination of employment, but only within one year after his termination of employment or such shorter period as the Option may provide. Any portion of the Option that has not vested as of the date of disability shall be canceled.

  (iii)
  If a Recipient terminates employment for any reason other than death or permanent and total disability, he may exercise any Option to the extent it was exercisable at his termination of employment, but only within three months after his termination of employment or such shorter or longer period as the Option may provide. Any portion of the Option that has not vested as of the date of termination shall be canceled.

  (iv)
  Subparagraph (i), (ii) or (iii) can never operate to make an Option exercisable beyond the term for which it was granted.

(d)    To the extent an Option is not exercised before the expiration of its term or before the expiration of any shorter exercise period under paragraph (c), it will be canceled.

ARTICLE V
STOCK APPRECIATION RIGHTS

Section 5.1    The terms of each Grant of Stock Appreciation Rights must include the following:

(a)
The name of the Recipient.

(b)
The number of Stock Appreciation Rights which are being granted.

(c)
The term over which the Stock Appreciation Rights may be exercised. This term may never exceed ten years from the date of Grant.

(d)
The exercise price of the Stock Appreciation Right may never be less than 100% of the Fair Market Value of the Stock on the date on which the Stock Appreciation Right is granted.

(i)
A description of any events which will cause cancellation of the Stock Appreciation Rights before the end of the term described in subparagraph (c).

(e)
Whether or not the Stock Appreciation Rights are issued in tandem with any Option, and, if so, the manner in which the Recipient's exercise of one affects his right to exercise the other.

(f)
A requirement that the Stock Appreciation Rights are not transferable by the Recipient except by will or the laws of descent and distribution and that during his lifetime such Rights are exercisable only by him.

Section 5.2    Stock Appreciation Rights which are issued in tandem with an Option which is intended to be an incentive stock option under Section 422 of the Code must contain the following terms:

(a)
They will expire no later than at the expiration of the Option.

(b)
Payment under the Stock Appreciation Rights may not exceed 100% of the difference between the exercise price of the Option and the Fair Market Value of Stock on the date the Stock Appreciation Rights are exercised.

(c)
They are transferable only when the Option is transferable, and under the same conditions.

(d)
They are exercisable only when the Option is exercisable.

(e)
They may only be exercised when the Fair Market Value of Stock exceeds the exercise price of the Option.

Section 5.3    (a) Stock Appreciation Rights may be exercised at any time during their term, subject to Section 5.2., to any specific conditions in their terms and to any rules adopted by the Board for the exercise of Stock Appreciation Rights.

(b)    Determination of the form of payment upon exercise of a Stock Appreciation Right (cash, Stock or a combination of cash and Stock) is solely in the discretion of the Board.

(c)    The following rules apply to the exercise of Stock Appreciation Rights, unless otherwise provided in the grant agreement between the Company and the Recipient:

  (i)
  If a Recipient dies, any Stock Appreciation Right may, to the extent it was exercisable at his death, be exercised by his estate, within one year after his date of death or such shorter period as the Stock Appreciation Right may provide. Any portion of the Stock Appreciation Right that has not vested as of the date of death shall be canceled.

  (ii)
  If a Recipient terminates employment because he has become permanently and totally disabled, he may exercise any Stock Appreciation Right to the extent it was exercisable at his termination of employment, but only within one year after his termination of employment or such shorter period as the Stock Appreciation Right may provide. Any portion of the Stock Appreciation Right that has not vested as of the date of disability shall be canceled.

  (iii)
  If a Recipient terminates employment for any reason other than death or permanent and total disability, he may exercise any Stock Appreciation Right to the extent it was exercisable at his termination of employment, but only within three months after his termination of employment or such shorter or longer period as the Stock Appreciation Right may provide. Any portion of the Stock Appreciation Right that has not vested as of the date of termination shall be canceled.

  (iv)
  Subparagraph (i), (ii) or (iii) can never operate to make a Stock Appreciation Right exercisable beyond the term for which it was granted.

ARTICLE VI
RESTRICTED STOCK

Section 6.1    The terms of each Grant of Restricted Stock must include the following:

(a)
the name of the Recipient.

(b)
the number of shares of Restricted Stock which are being granted.

(c)
whether the Recipient must pay any amount in connection with the Grant and if so, the amount and terms of that payment.

(d)
description of the restrictions applicable to the Grant and the conditions on which the restriction may be removed.

(e)
provisions for treatment of the Grant upon termination of employment or service with the Company or upon a Change of Control.

ARTICLE VII
PERFORMANCE STOCK

Section 7.1    The terms of each grant of Performance Stock must include the following:

(a)
the name of the Recipient.

(b)
the number of shares of Performance Stock which are being granted.

(c)
details of the applicable performance period, if any, and Performance Goals to apply.

(d)
whether the Recipient must pay any amount in connection with the Grant and if so, the amount and terms of that payment.

(e)
provisions for treatment of the Grant upon termination of employment or service with the Company or upon a Change of Control.

Section 7.2    (a) With respect to a Grant of Performance Stock to a Covered Employee, at the beginning of each performance period the Committee will establish the Performance Goals applicable to the Performance Stock. Vesting or settlement of Performance Stock granted to a Covered Employee shall be subject to the attainment of such pre-established written Performance Goals approved by the Committee prior to the 90th day following the commencement of the period of service to which the Performance Goal relates, but in no event after 25 percent or more of such period of service has elapsed.

ARTICLE VIII

PHANTOM UNITS

Section 8.1    The terms of each Grant of Phantom Units must include the following, subject to Section 409A of the Code:

(a)
the name of the Recipient.

(b)
the number of shares of Stock underlying the Grant, or in the case of Phantom Units denominated in cash, the amount of cash represented by each Phantom Unit.

(c)
description of the restrictions applicable to the Grant and the conditions on which the restriction may be removed, as set forth in section 8.2 and 8.3.

(d)
provisions for treatment of the Grant upon termination of employment or service with the Company or upon a Change of Control.

Section 8.2    At the time of the grant of Phantom Units, the Committee shall establish a vesting date or vesting dates with respect to such units. Provided that all conditions to the vesting of the Phantom Units imposed are satisfied, and subject to other terms and condition of the Grant, upon the occurrence of the vesting date with respect to the Phantom Units, such units shall vest. The Committee may impose such restrictions or conditions to the vesting of such units as it, in its absolute discretion, deems appropriate, including, but not limited to, achievement of Performance Goals.

Section 8.3    Unless otherwise provided at the time of grant, upon the vesting of Phantom Units, the Participant shall be paid, within 30 days of the date on which such units vest, an amount, in cash and/or shares of Stock, as determined by the Committee. Unless otherwise provided at the time of grant, in the case of Grants denominated in shares of Stock, the amount per Phantom Unit shall be equal to the sum of (1) the Fair Market Value of a share of Stock on the date on which such Phantom Units vest and (2) the aggregate amount of cash dividends paid with respect to a share of Stock during the period commencing on the date on which the Phantom Units were granted and terminating on the date on which such units vest. In the case of Grants denominated in cash, the amount per Phantom Unit shall be equal to the cash value of the Phantom Unit on the date on which such Phantom Unit vests.

ARTICLE IX
OTHER EQUITY-BASED AWARDS

Section 9.1    Other forms of Grants ("Other Equity-Based Awards") valued in whole or in part by reference to, or otherwise based on, Stock, including but not limited to dividend equivalents, may be granted either alone or in addition to other Grants (other than in connection with Options or Stock Appreciation Rights) under the Plan. Subject to the provisions of the Plan, the Board shall have sole and complete authority to determine the persons to whom and the time or times at which such Other Equity-Based Awards shall be granted, the number of shares of Stock to be granted pursuant to such Other Equity-Based Awards, or the manner in which such Other Equity-Based Awards shall be settled (e.g., in shares of Stock or cash), or the conditions to the vesting and/or payment or settlement of such Other Equity-Based Awards (which may include, but not be limited to, achievement of Performance Goals).

ARTICLE X
ADMINISTRATION

Section 10.1    Subject to Section 3.l(a) hereof, the complete authority to control and manage the operation and administration of the Plan is placed in the Board.

Section 10.2    Subject to Section 3.l(a) hereof, the Board has all authority which is necessary or appropriate for the operation and administration of the Plan, including the following:

(a)
To make Grants and determine their terms, subject to the provisions of the Plan.

(b)
To interpret the provisions of the Plan.

(c)
To adopt any rules, procedures and forms necessary for the operation and administration of the Plan which are consistent with its provisions.

(d)
To determine all questions relating to the eligibility and other rights of all persons under the Plan.

(e)
To keep all records necessary for the operation and administration of the Plan.

(f)
To designate or employ agents and counsel (who may also be employed by an Employer) to assist in the administration of the Plan.

(g)
To determine whether, to what extent, and under what circumstances any Grant may be settled, cancelled, forfeited, accelerated, exchanged, or surrendered.

(h)
To determine the terms and provisions of the grant agreements (which need not be identical for each Recipient).

(i)
To cause any shares of Stock acquired by a Recipient through exercise of a Grant to be recorded on the Company's records in the Recipients' name, and to cause such shares to be issued to the Recipient or to his brokerage account, as he elects.

(j)
To cause any withholding of tax required in connection with a Grant to be made.

(k)
To make all other determinations deemed necessary or advisable for the administration of the Plan. Notwithstanding the foregoing, except for adjustments contemplated by Section 2.2, the terms of outstanding Grants may not be amended to reduce the exercise price of outstanding Options or Stock Appreciation Rights or cancel outstanding Options or Stock Appreciation Rights in exchange for cash, other awards or Options or Stock Appreciation Rights with an exercise price that is less than the exercise price of the original Options or Stock Appreciation Rights without stockholder approval. The Board may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any grant agreement granted hereunder in the manner and to the extent it shall deem expedient to carry the Plan into effect and shall be the sole and final judge of such expediency. No Board member shall be liable for any action or determination made with respect to the Plan or any Grant made hereunder.

ARTICLE XI
AMENDMENT AND TERMINATION

Section 11.1    The Plan may be amended or terminated at any time by action of the Board. However, no amendment may, without stockholder approval (i) increase the aggregate number of shares available for Grants (except to reflect an event described in section 2.2); or (ii) extend the term of the Plan; or (iii) materially expand the types of awards available under the Plan, (iv) change the definition of Eligible Participant to add a category or categories of individuals who are eligible to participate in the Plan; or (v) delete or limit the prohibition against repricing of Options or Stock Appreciation Rights contained in Section 10.2(k), or (vi) make other changes which require approval by the stockholders of the Company in order to comply with applicable law or the NASDAQ Stock Market Rules.

Section 11.2    If the Plan is not, within twelve months of its Effective Date, approved by a majority of the shares voted at a regular or special meeting of the Company's stockholders, the Plan will terminate and all Grants made under it will be canceled. Any such termination or cancellation shall not affect Grants previously made under the Prior Equity Plans.

Section 11.3    No amendment or termination of the Plan (other than termination under Section 11.2.) may adversely modify any person's rights under an outstanding Grant unless he consents to the modification in writing.

Section 11.4    No Grants may be made under the Plan after the tenth anniversary of the Effective Date; provided, however, that the expiration of the tenth anniversary of the Effective Date shall not affect outstanding Grants under the Plan, which shall remain in full force and effect.

ARTICLE XII
MISCELLANEOUS

Section 12.1    Neither the provisions of this Plan, nor the fact that a Recipient receives a Grant will constitute or be evidence of a contract of employment, position or compensation level, or give such Recipient any right to continued employment with the Employer. Neither the provisions of this Plan nor the fact that a Recipient receives a Grant will be construed as the Company's guarantee of the tax effects for the Recipient of the receipt of a Grant, transfer of the same, exercise of the same, or the retention or sale of the underlying Stock.

Section 12.2    The Company or any subsidiary is authorized to withhold from any Grant any payment relating to a Grant under the Plan, including from a distribution of Stock, or any other payment to a Recipient, amounts of withholding and other taxes due in connection with any transaction involving a Grant, and to take such other action as the Board may deem advisable to enable the Company and Recipients to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Grant. This authority shall include authority to withhold or receive Stock or other property (including cash) with a Fair Market Value not in excess of the minimum amount required to be withheld and to make cash payments in respect thereof in satisfaction of a Recipient's tax obligations.

Section 12.3    Notwithstanding anything contained herein to the contrary, to the extent required in order to avoid accelerated taxation and/or tax penalties under Section 409A of the Code, the Recipient shall not be considered to have terminated employment with the Company for purposes of the Plan and no payment shall be due to the Recipient under the Plan or any Grant until the Recipient would be considered to have incurred a "separation from service" from the Company within the meaning of Section 409A of the Code. Any payments described in the Plan that are due within the "short term deferral period" as defined in Section 409A of the Code shall not be treated as deferred compensation unless applicable law requires otherwise. Notwithstanding anything to the contrary in the Plan, to the extent that any Grants are payable upon a separation from service and such payment would result in the imposition of any individual tax and penalty interest charges imposed under Section 409A of the Code, the settlement and payment of such Grants shall instead be made on the first business day after the date that is six (6) months following such separation from service (or death, if earlier).

Section 12.4    If any provision of this Plan is held illegal or invalid for any reason, such illegality or invalidity will not affect the remaining provisions. Instead, each provision is fully severable and this Plan will be construed and enforced as if any illegal or invalid provision had never been included.

Section 12.5    Except as provided in federal law, the provisions of the Plan will be construed in accordance with the laws of Delaware, without giving effect to principles of conflicts of laws.

Section 12.6    All Grants made under the Plan shall be subject to any clawback or recoupment policies of the Company as in effect from time to time, or as otherwise required by law or the NASDAQ Stock Market Rules.

 Appendix B

The Middleby Corporation
Value Creation Incentive Plan

1.    General.

The Value Creation Incentive Plan (hereinafter, the "Plan" or "VCIP") was adopted by The Middleby Corporation (the "Company") on March 3, 2011, subject to the approval of the Company's stockholders at its 2011 annual meeting of stockholders. This document replaces the Amended and Restated Management Incentive Compensation Plan which was initially adopted by the stockholders of the Company in 2001, and The Middleby Corporation Executive Officer Incentive Plan which was initially adopted by the stockholders of the Company in 2006.

2.    Purpose.

The VCIP is intended to provide an incentive for superior performance and to motivate participating employees toward the highest levels of achievement and business results, to tie their goals and interests to those of the Company and its stockholders, and to enable the Company to attract and retain highly qualified executive officers. In addition, the VCIP is intended to preserve the Company's tax deduction for bonus compensation paid to "covered employees" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") by meeting the requirements for performance-based compensation under Section 162(m) of the Code. In accordance with Section 162(m) of the Code, the material terms of the Performance Goals (defined below) will be re-submitted for approval by the Company's stockholders no later than the annual meeting of stockholders that occurs in the fifth year following the year in which the terms were last approved.

3.    Definitions.    When used in the Plan, the following terms shall have the following meanings.

Board:    The Board of Directors of the Company.

Bonus:    The amount payable to any Participant with respect to a Performance Period under the VCIP.

Change of Control:    A change of control as that term is defined in Section 9.

Code:    The Internal Revenue Code of 1986, as amended, and the regulations and interpretations promulgated thereunder.

Committee:    The Committee described in Section 4.

Company:    The Middleby Corporation.

Covered Employee:    A "covered employee" as that term is defined in Section 162(m) of the Code.

Eligible Employee:    A person who is eligible to participate in the VCIP in accordance with Section 5.

Exchange Act:    The Securities Exchange Act of 1934, as amended, and the regulations and interpretations promulgated thereunder.

Participant:    An Eligible Employee who is designated as a Participant in a Performance Period pursuant to Section 5.

Performance Goal:    A Performance Goal as defined in Section 6.

Performance Period:    The Performance Period with respect to which Bonuses shall be calculated and paid under the VCIP shall be one fiscal year of the Company or such longer or shorter period as the Committee may designate.

VCIP:    The Middleby Corporation Value Creation Incentive Plan, as amended from time to time.

4.    Administration.

The VCIP shall be administered by the Compensation Committee of the Board or a subcommittee of such committee (the "Committee"). All members of the Committee shall be persons who qualify as "outside directors" as defined under Section 162(m) of the Code. The Committee shall have full power and authority to administer and interpret the provisions of the VCIP and to adopt such rules, regulations, agreements, guidelines and instruments for the administration of the VCIP and for the conduct of its business as the Committee deems necessary or advisable. Except with respect to matters which under the Code are required to be determined in the sole and absolute discretion of the Committee, the Committee shall have full power to delegate to any officer or employee of the Company the authority to administer and interpret the VCIP, subject to the VCIP's terms, including adopting and enforcing rules to decide procedural and administrative issues. The Committee may rely on opinions, reports or statements of officers or employees of the Company or any subsidiary thereof and of Company counsel (inside or retained counsel), public accountants and other professional or expert persons. No member of the Committee shall be liable for any action taken or determination made in good faith with respect to the VCIP.

5.    Eligibility, Participation and Covered Employees.

Employees of the Company or any affiliate or subsidiary of the Company shall be Eligible Employees if selected by the Committee as such. For each Performance Period, the Committee may designate as Participants one or more Eligible Employees.

6.    Performance Criteria and Goals.

All Bonuses shall be based upon one or more of the following criteria, which may be Company-wide or specific to a subsidiary, affiliate, division, strategic business unit, department, function, product, and/or geographic area: (1) return on total stockholder equity (including growth measures); (2) earnings per share or earnings per share growth of Company common stock; (3) net earnings or net income (before or after taxes); (4) earnings before any or all of interest, taxes, minority interest, depreciation and amortization; (5) sales or revenues (including net sales or revenue growth); (6) return or growth on assets, capital or investment; (7) market share; (8) expense reduction goals; (9) implementation or completion of critical projects or processes; (10) cash flow (including operating cash flow, free cash flow, cash flow return on equity, and cash flow return on investment); (11) gross, operating or net profit or margins (including net operating profit or net operating profit after tax); (12) achievement of strategic goals; (13) growth and/or performance of the Company's sales force or product line; (14) economic value added (net operating profit after tax minus the sum of capital multiplied by the cost of capital); (15) operating measures (including, but not limited to, productivity, efficiency, quality); (16) stock price; and (17) any combination of, or a specified increase in, any of the foregoing. A Performance Goal need not be based upon an increase or positive result under a particular business criterion and could include, for example, maintaining the status quo or limiting economic losses (measured, in each case, by reference to specific business criteria). As determined in the sole discretion of the Committee, the Performance Goals for any performance period may be measured on an absolute basis or in relation to a pre-established target, prior year's results or a peer group or an index.

For each Performance Period and for each Participant, the Committee shall designate one or more objective performance goals based upon one or more of the criteria listed above ("Performance Goals"), the achievement of which shall determine the Participant's eligibility for a Bonus.

Payment of Bonuses to Covered Employees shall be subject to the attainment of pre-established written Performance Goals approved by the Committee prior to the 90th day following the commencement of the period of service to which the Performance Goal relates, but in no event after 25 percent or more of such period of service has elapsed. Performance Goals may include a threshold level of performance at which no payment will be made, levels of performance at which specified payments will be made and a maximum level of performance above which no additional payment will be made. In no event shall the Committee have the discretion to increase the amount of incentive compensation that would otherwise become payable to a Covered Employee upon the attainment of the Performance Goals previously established for such Covered Employee.

The Committee shall have the authority to make appropriate adjustments to the relevant Performance Goals, to the extent not inconsistent with Section 162(m) of the Code, to reflect the impact of extraordinary items not reflected in such goals. For purposes of the VCIP, extraordinary items shall include (1) any profit or loss attributable to acquisitions or dispositions of stock or assets, (2) any intangibles/goodwill amortization charges attributable to acquisitions or dispositions of stock or assets, (3) any changes in accounting standards or treatments that may be required or permitted by the Financial Accounting Standards Board or adopted by the Company or its subsidiaries after the goal is established, (4) all items of gain, loss or expense for the year related to restructuring charges for the Company or its subsidiaries, (5) all items of gain, loss or expense for the year determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business (including but not limited to any costs allocated to the Company by any entity that acquires the Company), (6) all items of gain, loss or expense for the year related to discontinued operations that do not qualify as a segment of a business as defined in APB Opinion No. 30 (or successor literature), (7) the impact of capital expenditures, (8) the impact of share repurchases and other changes in the number of outstanding shares, (9) fees and expenses associated with a business transaction such as investment banking fees and/or legal, accounting or tax planning fees, and (10) such other items as may be prescribed by Section 162(m) of the Code and the treasury regulations thereunder as may be in effect from time to time, and any amendments, revisions or successor provisions and any changes thereto.

7.    Amount of Bonus.    For each Performance Period, the Committee shall designate an objective formula or standard relating to the selected Performance Goals for determining the dollar amount of each Participant's Bonus. The maximum payment that may be made to any Covered Employee under the VCIP with respect to any fiscal year shall be $8,000,000.

Except with respect to Bonuses payable to Covered Employees, and notwithstanding failure to satisfy the applicable Performance Goal(s), the Committee shall have the discretion to increase or reduce the amount of any Participant's Bonus above or below the standard or formula amount to reflect individual performance and/or unanticipated factors. The Committee shall have the discretion to reduce the amount of any Bonuses otherwise payable to Covered Employees below the standard or formula amount to reflect individual performance and/or unanticipated factors.

8.    Payment of Bonuses.

After the close of each Performance Period, the Committee shall certify in writing the achievement of the applicable Performance Goal(s) and the amount of any Bonuses payable to Covered Employees under the applicable formula(s) or standard(s). All or part of the Bonuses payable to Participants who are not Covered Employees may be paid prior to the end of a Performance Period on an estimated basis, subject to adjustment in the discretion of the Committee. All or part of the Bonuses payable to Covered Employees may be paid prior to the end of a Performance Period only if such earlier payment does not result in such Bonuses failing to constitute qualified performance-based compensation under Section 162(m) of the Code (e.g., if achievement of the applicable Performance Goal(s) can be certified prior to the end of the Performance Period). No Bonuses shall be paid under this Plan to Covered Employees until the Plan has received stockholder approval as required by Section 162(m) of the Code.

As a condition to receiving a payment, each Participant must have been employed by the Company for a minimum of six months during the Company's fiscal year and must have been employed on the last day of the applicable Performance Period; provided, however, that the Committee may elect to pay a pro-rata bonus (after the year end audit) to any Participant whose employment with the Company was involuntarily terminated (as determined by the Committee) prior to the end of the applicable Performance Period if such Participant was otherwise eligible to receive a bonus hereunder. Notwithstanding anything to the contrary herein, the Committee may also elect to pay pro-rata bonuses prior to end of the Performance Period based upon the achievement of pro-rata Performance Goals, subject to the requirements of Section 162(m) as provided above. Payment of bonuses under the VCIP may be subject to such additional requirements as the Committee may determine, including but not limited to, the Company's Stock Ownership Plan.

Notwithstanding the forgoing, payments pursuant to the VCIP, if any, shall be made in cash no later that the date which is two and one-half (2 1/2) months following the end of the fiscal year in which the applicable Performance Period ends.

9.    Change of Control.

Upon the occurrence of a "Change of Control" (as defined below) of the Company, (i) a pro-rata Bonus shall become vested based on Performance Goals achieved prior to the Change of Control with respect to the current Performance Period (such Performance Period shall be deemed to have ended and the applicable Performance Goals and formula(s) or standard(s) shall be appropriately adjusted to reflect the length of such Performance Period in comparison to the originally established Performance Period), and shall be immediately payable in cash, (ii) the Committee shall not have the discretion provided in Section 7 to reduce the amount of any Participant's Bonus below the amount which would otherwise have been payable to the Participant under the applicable formula or standard and under this Section 9, and (iii) the provisions of this Section 9 may not be amended adversely to any Participant without the written consent of such Participant. Notwithstanding anything else to the contrary herein, upon a Change of Control, all Bonuses with respect to a completed Performance Period that remain unpaid shall be immediately payable in cash.

For purposes of the VCIP, a "Change of Control" shall occur on the date on which:

(1)
Any Person (as defined below) becomes the beneficial owner directly or indirectly (within the meaning of Rule 13d-3 under the Exchange Act) of more than 35% of the Company's then outstanding voting securities (measured on the basis of voting power);

(2)
There is consummated a merger or consolidation, other than (i) a merger or consolidation immediately following which the voting securities of the Company outstanding immediately prior thereto continue to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company, at least 50% of the combined voting power of the voting securities of the Company, such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person acquires more than 35% of the combined voting power of the Company's then outstanding securities;

(3)
individuals who, as of the Effective Date, constituted the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding for this purpose any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

(4)
the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

Notwithstanding the foregoing, a "Change of Control" shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the common stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions.

For purposes of this Section 9, "Person" shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof; however, a Person shall not include (w) the Company or any of its subsidiaries, (x) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its subsidiaries, (y) an underwriter temporarily holding securities pursuant to an offering of such securities, or (z) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Company stock.

10.    No Right to Continued Employment.

Nothing in the VCIP or in any bonus opportunity granted pursuant hereto shall confer upon any Participant the right to continue in the employ of the Company or to be entitled to any remuneration or benefits not set forth in the VCIP or to interfere with or limit in any way the right of the Company to terminate such Participant's employment.

11.    Withholding Taxes.

Where a Participant is entitled to receive a payment hereunder, the Company shall have the right either to deduct from the payment, or to require the Participant to pay to the Company prior to delivery of such payment, an amount sufficient to satisfy any federal, state, local or other withholding tax requirements.

12.    Amendment and Termination of the VCIP.

The Board or the Committee may at any time and from time to time alter, amend, suspend, or terminate the VCIP in whole or in part; provided that, no amendment that requires stockholder approval in order for the VCIP to continue to comply with Section 162(m) of the Code shall be effective unless the same shall be approved by the requisite vote of the shareholders of the Company. Notwithstanding the foregoing, no amendment shall affect adversely any of the rights of any Participant to receive any bonus following the date the Participant is notified of his bonus opportunity, provided that the adjustment of Performance Goals or the payment of a pro-rata bonus as contemplated herein are expressly permitted.

13.    Participant Rights.

No Participant shall have any claim to be granted any bonus under the VCIP, and there is no obligation for uniformity of treatment for Participants.

14.    Governing Law.

The VCIP and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Delaware without giving effect to the conflict of laws principles thereof.

15.    Interpretation.

The VCIP is designed and intended to comply, to the extent applicable, with Section 162(m) and 409A of the Code, and all provisions hereof shall be construed in a manner to so comply.

16.    Unfunded Status of Awards.

The VCIP is intended to constitute an "unfunded" plan for incentive compensation. With respect to any payments not yet made to a Participant pursuant to a bonus opportunity, nothing contained in the VCIP or any bonus shall give any such Participant any rights that are greater than those of a general creditor of the Company.

17.    Recoupment.

Any Bonus awarded under the VCIP shall be subject to any clawback or recoupment policies of the Company as in effect from time to time, or as otherwise required by law or the rules of the NASDAQ Stock Market.

See the reverse side of this notice to obtain proxy materials and voting instructions. You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. Meeting Information Meeting Type: For holders as of: Date: Time: Location: *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on 0000099476_1 R1.0.0.11699 THE MIDDLEBY CORPORATION Annual Meeting May 11, 2011 May 11, 2011 10:30 AM CDT March 18, 2011 Middleby Corporation 1400 Toastmaster Drive Elgin, IL 60120

How To Vote Please Choose One of the Following Voting Methods Vote In Person: If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form. Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. . XXXX XXXX XXXX . XXXX XXXX XXXX . XXXX XXXX XXXX 0000099476_2 R1.0.0.11699 1. Notice & Proxy Statement 2. Combined Document Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 27, 2011 to facilitate timely delivery.

Voting items 0000099476_3 R1.0.0.11699 The Board of Directors recommends you vote FOR the following proposal(s): 1. Election of Directors Nominees 1a Selim A. Bassoul 1b Robert B. Lamb 1c Ryan Levenson 1d John R. Miller III 1e Gordon O'Brien 1f Philip G. Putnam 1g Sabin C. Streeter The Board of Directors recommends you vote FOR the following proposal(s): 2 Approval of the adoption of the Company's 2011 Long-Term Incentive Plan; 3 Approval of the adoption of the Company's Value Creation Incentive Plan; 4 Approval, by an advisory vote, of the 2010 compensation of the Company's named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission ("SEC"); The Board of Directors recommends you vote 3 YEARS on the following proposal: 5 Selection, by an advisory vote, of the frequency of future advisory votes on executive compensation. The Board of Directors recommends you vote FOR the following proposal(s): 6 Ratification of the selection of Deloitte & Touche LLP as the Company's independent public accountants for the current fiscal year ending December 31, 2011;

Voting Instructions 0000099476_4 R1.0.0.11699

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature (Joint Owners) Signature [PLEASE SIGN WITHIN BOX] Date Date 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0000099479_1 R1.0.0.11699 THE MIDDLEBY CORPORATION 1400 TOASTMASTER DRIVE ELGIN, IL 60120 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR THE FOLLOWING: For Against Abstain 1. Election of Directors 1a Selim A. Bassoul 1b Robert B. Lamb 1c Ryan Levenson 1d John R. Miller III 1e Gordon O'Brien 1f Philip G. Putnam 1g Sabin C. Streeter THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR PROPOSALS 2, 3 AND 4. For Against Abstain 2 Approval of the adoption of the Company's 2011 Long-Term Incentive Plan; 3 Approval of the adoption of the Company's Value Creation Incentive Plan; For Against Abstain 4 Approval, by an advisory vote, of the 2010 compensation of the Company's named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission ("SEC"); THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE 3 YEARS ON THE FOLLOWING PROPOSAL: 1 year 2 years 3 years Abstain 5 Selection, by an advisory vote, of the frequency of future advisory votes on executive compensation. THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR THE FOLLOWING PROPOSAL: For Against Abstain 6 Ratification of the selection of Deloitte & Touche LLP as the Company's independent public accountants for the current fiscal year ending December 31, 2011; Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

0000099479_2 R1.0.0.11699 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Combined Document is/are available at www.proxyvote.com . THE MIDDLEBY CORPORATION This proxy is solicited on behalf of the Board of Directors Annual Meeting of the Stockholders May 11, 2011 10:30 a.m. The stockholder(s) hereby appoint(s) Timothy M. Fitzgerald and Martin M. Lindsay, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of THE MIDDLEBY CORPORATION that the stockholder(s) is/are entitled to vote at the Annual meeting of stockholder(s) to be held at 10:30 a.m., CST on May 11, 2011, at The Middleby Corporation, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the election of all nominees for director, FOR the approval of the Company's 2011 Long-Term Incentive Plan, FOR the approval of the Company Value Creation Incentive Plan, FOR the approval, by an advisory vote, of the 2010 compensation of the Company's named executive officers, FOR the selection, by an advisory vote, of holding an advisory vote on executive compensation every 3 years, and FOR ratification of the selection of Deloitte & Touche LLP as independent auditor for the fiscal year ending December 31, 2011 and in the discretion of the proxy holder on any other matter that may properly come before the meeting or any adjournment thereof. Continued and to be signed on reverse side

QuickLinks

PROPOSAL NO. 1—ELECTION OF DIRECTORS
EXECUTIVE OFFICERS
EXECUTIVE COMPENSATION Compensation Discussion and Analysis
REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
SUMMARY COMPENSATION TABLE FOR FISCAL YEAR 2010
Grants of Plan-Based Awards in Fiscal Year 2010
Outstanding Equity Awards at 2010 Fiscal Year End
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
REPORT OF THE AUDIT COMMITTEE
PROPOSAL NO. 2—ADOPTION OF 2011 LONG-TERM INCENTIVE PLAN
PROPOSAL NO. 3—ADOPTION OF THE VALUE CREATION INCENTIVE PLAN
PROPOSAL NO. 4—ADVISORY VOTE ON EXECUTIVE COMPENSATION
PROPOSAL NO. 5—ADVISORY VOTE ON FREQUENCY OF SAY ON PAY VOTE
PROPOSAL NO. 6—RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS
MISCELLANEOUS
  Appendix A
ARTICLE VIII PHANTOM UNITS
  Appendix B